SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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SYNCHRONOSS TECHNOLOGIES, INC.

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Dear Stockholder:

I am pleased to invite you to our 2011 Annual Meeting of Stockholders, which will be held on May 10, 2011, at 10:00 a.m. (local time), at the Offices of Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, New Jersey.

At the meeting, we will be electing one member of our Board of Directors, ratifying the appointment of Ernst & Young LLP as our independent registered public accountants for the 2011 fiscal year, approving an amendment to the Company’s 2006 Equity Incentive Plan, holding an advisory vote on executive compensation, holding an advisory vote on the frequency of conducting an advisory vote on executive compensation and to act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

Enclosed are the following:

•	our Notice of Annual Meeting of Stockholders and Proxy Statement for 2011;

•	our Annual Report on Form 10-K for 2010; and

•	a proxy card with a return envelope to record your vote.

We encourage you to read these materials carefully.

It is important that your shares be represented and voted at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY OR VOTING INSTRUCTION CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED, OR VOTE VIA THE INTERNET ACCORDING TO THE INSTRUCTIONS IN THE PROXY STATEMENT, AS SOON AS POSSIBLE TO ASSURE THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. If you attend the Annual Meeting, you may vote your shares in person even though you have previously voted by proxy if you follow the instructions in the Proxy Statement. As discussed in the Proxy Statement, returning the proxy or voting instruction card does not deprive you of your right to attend the Annual Meeting.

If you have any questions concerning the annual meeting or the proposals, please contact our Investor Relations department at (800) 575-7606. For questions regarding your stock ownership or voting, you may contact our transfer agent, American Stock Transfer & Trust Co., by e-mail through their website at www.amstock.com or by phone at (800) 937-8124 (within the U.S. and Canada) or (718) 921-8124 (outside the U.S. and Canada).

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of Synchronoss Technologies.

Sincerely,

Stephen G. Waldis
Chairman of the Board

Bridgewater, New Jersey
April 1, 2011

The use of cameras at the Annual Meeting is prohibited and they will not be allowed into the meeting or any other related areas, except by credentialed media. We realize that many cellular phones have built-in digital cameras, and while these phones may be brought into the venue, the camera function may not be used at any time.

SYNCHRONOSS TECHNOLOGIES, INC.
750 Route 202 South, Suite 600
Bridgewater, New Jersey 08807

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on May 10, 2011

To the Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Synchronoss Technologies, Inc., a Delaware corporation. The meeting will be held at the Offices of the Company, 750 Route 202 South, Suite 600, Bridgewater, New Jersey, on May 10, 2011, at 10:00 a.m. (local time) for the following purposes:

1. To elect one member of the Company’s Board of Directors to serve until the 2014 annual meeting of stockholders of the Company;

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2011;

3. To approve an amendment to the Company’s 2006 Equity Incentive Plan to increase the aggregate number of shares authorized for issuance under such plan by 3,000,000 shares of the Company’s Common Stock;

4. To hold an advisory vote on executive compensation;

5. To hold an advisory vote on the frequency of having an advisory vote on executive compensation; and

6. To act upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only stockholders of record at the close of business on March 15, 2011 are entitled to vote at the Annual Meeting and at any adjournments or postponements of the meeting. The stock transfer books will not be closed between the record date and the date of the Annual Meeting. A list of stockholders entitled to vote at the meeting will be available for inspection at Synchronoss’ principal executive offices at the address listed above for the ten-day period prior to the Annual Meeting.

By order of the Board of Directors

Ronald J. Prague
Secretary

Bridgewater, New Jersey
April 1, 2011

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be held on May 10, 2011

The proxy statement and annual report to stockholders and the means to vote by Internet are available at www.synchronoss.com.

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, sign, date and promptly return the enclosed proxy card, or vote via the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must provide a valid proxy issued in your name from that record holder.

SYNCHRONOSS TECHNOLOGIES, INC.
750 Route 202 South, Suite 600
Bridgewater, New Jersey 08807

PROXY STATEMENT
FOR THE
2011 ANNUAL MEETING OF STOCKHOLDERS
MAY 10, 2011

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this Proxy Statement and the enclosed proxy card because the Board of Directors of Synchronoss Technologies, Inc., a Delaware corporation (sometimes referred to as the “Company” or “Synchronoss”), is soliciting your proxy to vote at the 2011 Annual Meeting of Stockholders (the “Annual Meeting”). You are invited to attend the Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to submit your proxy on the Internet. The Company intends to mail this Proxy Statement and accompanying proxy card on or about April 1, 2011 to all stockholders of record entitled to vote at the Annual Meeting.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on March 15, 2011 will be entitled to vote at the Annual Meeting. On this record date, there were 37,581,401 shares of common stock of the Company (“Common Stock”) outstanding. All of these outstanding shares are entitled to vote at the Annual Meeting (one vote per share of Common Stock) in connection with the matters set forth in this Proxy Statement. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at Synchronoss’ principal executive offices at 750 Route 202 South, Suite 600, Bridgewater, New Jersey for the ten-day period prior to the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on March 15, 2011 your shares were registered directly in your name with the Company’s transfer agent, American Stock Transfer & Trust Company, then you are a stockholder of record and may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy on the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on March 15, 2011 your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

At the Annual Meeting, there are five matters scheduled for a vote of the stockholders:

•	Election of Director. Election of Thomas J. Hopkins as a member to the Company’s Board of Directors to serve until the 2014 annual meeting of stockholders or until his successor has been duly elected and qualified;

•	Ratification of the Appointment of Independent Registered Public Accounting Firm. Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2011;

•	Amendment of 2006 Equity Incentive Plan. To amend the Company’s 2006 Equity Incentive Plan (the “Plan”) to increase the number of shares of Common Stock available for issuance thereunder by 3,000,000 shares;

•	Advisory Vote on Executive Compensation. Advisory approval in a non-binding vote of the compensation of the Company’s named executive officers as disclosed pursuant to the compensation rules of the Securities and Exchange Commission in this Proxy Statement. Even though your vote is advisory and therefore will not be binding on the Company, the Board’s Compensation Committee will review the voting results and take them into consideration when making future decisions regarding executive compensation; and

•	Advisory Vote on the Frequency of an Advisory Vote on Executive Compensation. Advisory vote of the frequency of the vote on the compensation of the Company’s named executive officers. Even though your vote is advisory and therefore will not be binding on the Company, the Board will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote on executive compensation.

How do I vote?

You may either vote “For” the nominee to the Board of Directors or you may “Withhold” your vote for the nominee you specify. For the advisory vote on the frequency of the vote on the compensation of our named executive officers, you may vote on the preferred frequency by choosing the option of “one year, “two years”, “three years” or abstaining from voting. For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting. The procedures for voting are fairly simple:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, vote by proxy using the enclosed proxy card or vote by proxy on the Internet. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted. You may vote in person at the Annual Meeting only if you bring a form of personal picture identification with you. You may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

•	To vote on the Internet, go to www.voteproxy.com to complete an electronic proxy card. You will be asked to provide the eleven-digit number beneath the account number on the enclosed proxy card. Your vote must be received by 11:59 p.m., Eastern Daylight Time on May 9, 2011 to be counted.

We provide Internet proxy voting to allow you to vote your shares on-line, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received instructions for granting proxies with these proxy materials from that organization rather than from the Company. A number of brokers and banks participate in a program provided through Broadridge Financial Services which enables beneficial holders to grant proxies to vote shares via telephone or the Internet. If your shares are held by a broker or bank that participates in the Broadridge program, you may grant a proxy to vote those shares telephonically by calling the telephone number on the instructions received from your broker or bank, or via the Internet at Broadridge’s website at www.proxyvote.com. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of Common Stock you own as of March 15, 2011.

What if I return a proxy card but do not make specific voting selections?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “For” the election of Thomas J. Hopkins as a member of the Company’s Board of Directors, “For” the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2011, “For” the amendment to the Company’s 2006 Equity Incentive Plan, “For” the approval of the compensation of the Company’s named executive officers, and “one year” as the frequency of an advisory vote on executive compensation. If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date.

•	You may send a written notice that you are revoking your proxy to the Secretary of the Company at 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807.

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What if I share an address with another stockholder?

A number of brokers with account holders who are Synchronoss stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker and direct your written request to Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, NJ 08807 Attn: Secretary or contact Ronald J. Prague, Secretary at (866) 620-3940. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their broker.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

How are votes counted?

Each share of Common Stock is entitled to one vote. Votes will be counted by the inspector of election appointed for the Annual Meeting. Prior to the Annual Meeting, the inspector will sign an oath to perform his or her duties in an impartial manner and according to the best of his or her ability. The inspector will determine the shares of Common Stock represented at the Annual Meeting and the validity of proxies and ballots, count all votes and ballots, and perform certain other duties. The determination of the inspector as to the validity of proxies will be final and binding.

What vote is required to approve each proposal?

•	A director is elected by a plurality of the votes cast at the Annual Meeting, meaning the nominee receiving the most “For” votes (among votes properly cast in person or by proxy) will be elected. An instruction to “Withhold” authority to vote for the nominee will result in the nominee receiving fewer votes, but will not count as a vote against the nominee. If you do not instruct your broker how to vote with respect to this item, your broker may not vote with respect to this proposal. Abstentions and “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the Annual Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will have no effect on the election of the nominee. Because this proposal is a non-routine matter, broker non-votes are expected to exist in connection with this proposal.

•	Ratification of the appointment of the Board of Directors of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2011, requires a “For” vote from the majority of all of the outstanding shares that are present in person or represented by proxy, and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted “For” or “Against” the proposal and will have no effect on the proposal. Because this proposal is a routine matter, broker non-votes are not expected to exist in connection with this proposal.

•	Amendment of the Company’s Plan to increase the number of shares of Common Stock available for issuance thereunder, requires a “For” vote from the majority of all of the outstanding shares that are present in person or represented by proxy, and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted “For” or “Against” the proposal and will have no effect on the proposal. Because this proposal is a non-routine matter, broker non-votes are expected to exist in connection with this proposal.

•	Advisory approval of the compensation of the Company’s named executive officers described in the Proxy Statement requires a “For” vote from the majority of all of the outstanding shares that are present in person or represented by proxy, and cast affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted “For” or “Against” the advisory proposal and will have no effect on the advisory proposal. Even though your vote is advisory and therefore will not be binding on the Company, the Compensation Committee will review the voting results and take them into consideration when making future executive compensation decisions to the extent they can determine the cause or causes of any significant voting results. Because this proposal is a non-routine matter, broker non-votes are expected to exist in connection with this proposal.

•	The option of one year, two years or three years that receives the highest number of votes that are present in person or represented by proxy will be the frequency of the vote on the compensation of the Company’s named executive officers that has been approved by the stockholders on an advisory basis. Abstentions and broker non-votes will not be counted towards approval of the advisory proposal and will have no effect on the proposal. Even though your vote is advisory and therefore will not be binding on the Company, the Board will review the voting results and take them into consideration when making future decisions regarding the frequency of the advisory vote on executive compensation. Because this proposal is a non-routine matter, broker non-votes are expected to exist in connection with this proposal.

If there are insufficient votes to approve any of the above matters, your proxy may be voted by the persons named in the proxy to adjourn the Annual Meeting in order to solicit additional proxies in favor of the approval of such proposals. If the Annual Meeting is adjourned for any purpose, at any subsequent reconvening of the meeting, your proxy will be voted in the same manner as it would have been voted at the original convening of the Annual Meeting unless you revoke or withdraw your proxy. Your proxy may be voted in this manner even though it may have been voted on the same or any other matter at a previous session of the Annual Meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of the voting power of all outstanding shares are represented by stockholders present at the Annual Meeting or by proxy. On the record date, there were 37,581,401 shares of Common Stock outstanding and entitled to vote. Thus, 18,790,701 shares must be represented by stockholders present at the Annual Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote (or one is submitted on your behalf by your broker, bank or other agent) or vote at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K to be filed by the Company with the SEC no later than four (4) business days after the Annual Meeting.

Voting Confidentiality

Proxies, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed, except as required by law.

When are stockholder proposals due for next year’s Annual Meeting?

If you wish to submit a proposal for inclusion in next year’s proxy materials or nominate a director, your proposal must be in proper form according to SEC Regulation 14A and Rule 14a-8, in conformance with the Company’s By-laws and submitted in writing to Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807, Attn: Secretary to be received no later than the close of business on December 15, 2011. If you wish to submit a proposal to be presented at the 2012 Annual Meeting of Stockholders but which will not be included in the Company’s proxy materials, your proposal must be submitted in writing and in conformance with our Bylaws to Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807, Attn: Secretary not before January 29, 2012 and no later than February 28, 2012. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included. You are advised to review the Company’s By-laws, which contain additional requirements about advance notice of stockholder proposals and director nominations. You may obtain a copy of the Company’s By-laws by writing to Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807, Attn: Secretary.

Corporate Governance and Board Matters

Corporate Governance

We have adopted Corporate Governance Guidelines which set forth the framework within which our Board of Directors, or our Board assisted by its Committees, directs the affairs of the Company. The Guidelines address, among other things, the composition and functions of the Board, director independence, management succession and review, Board Committees, and selection of new Directors. The Board regularly reviews legal and regulatory requirements, evolving best practices, and other developments and may modify the Corporate Governance Guidelines from time to time as it deems appropriate. The Guidelines, together with our Code of Business Conduct and charter for each of the Committees of our Board are available on the investor page of our website at www.synchronoss.com.

Code of Business Conduct.  We have also adopted a code of business conduct that applies to all of our employees, officers (including our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions) and directors. The full text of our code of business conduct is posted on our website at www.synchronoss.com. If we make any substantive amendments to the code of business conduct or grant any waiver from a provision of the code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website.

Leadership Structure.  Our Board gives careful consideration to separating the roles of Chairman and Chief Executive Officer and has determined that the Company and its stockholders are best served by having Mr. Waldis, one of the Company’s founders, serve as both Chairman and Chief Executive Officer. Mr. Waldis’ combined role as Chairman and Chief Executive Officer promotes unified leadership and direction for the Board and executive management and it allows for a single, clear focus for the chain of command to execute our Company’s strategic initiatives and business plans. As the individual with primary responsibility for managing the Company’s day-to-day operations and with in-depth knowledge and understanding of the Company, Mr. Waldis is best positioned to chair regular Board meetings as we discuss key business and strategic issues.

Independence of our Board of Directors.  As required under the Nasdaq Global Market (“Nasdaq”) listing standards, a majority of the members of a listed company’s board of directors must qualify as “independent,” as affirmatively determined by the board of directors. Our Board consults with our counsel to ensure that its determinations are consistent with all relevant laws and regulations regarding the definition of independent, including those set forth in pertinent listing standards of Nasdaq, as in effect from time to time. Consistent with those considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and us, our senior management and our independent registered public accounting firm, our Board has affirmatively determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing standards except for Stephen G. Waldis and James M. McCormick. Our independent directors meet in regularly scheduled executive sessions at which only independent directors are present. Mr. Cadogan presides over these executive sessions. Stockholders interested in communicating with the independent directors regarding their concerns or issues may address correspondence to a director, or to the independent directors generally, in care of Synchronoss Technologies, Inc. at 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807, Attn: Secretary. Our Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the Secretary will forward it, depending on the subject matter, to the chairperson of a Committee of our Board or a particular director, as appropriate.

Board’s Role in Risk Oversight.  Our Board, acting directly or through its Committees, is responsible for the oversight of risks facing the Company. Our Board has delegated its Audit Committee, through its charter, the primary responsibility for discussing guidelines and policies governing the process by which our management and other persons responsible for risk management assess and manage our exposure to major financial risk exposures and the steps management has taken to monitor and control such exposures, based on consultation with our management and independent auditors. In addition, the Board has delegated to other Committees the oversight of risks within their areas of responsibility and expertise. For example, its

Compensation Committee oversees the risks associated with our compensation practices, including an annual review of our risks assessment of our compensation policies and practices for our employees, and its Audit Committee reviews annually the audit plan of management audit, our information technology risks and mitigation strategies, the tax function and treasury operations. Our Board also believe its oversight of risk is enhanced by the current leadership structure discussed above because our Chief Executive Officer, who is ultimately responsible for our management of risk, also chairs regular Board meetings, and with his in-depth knowledge and understanding of the Company, is best able to bring key business issues and risks to our Board’s attention.

Board Self-Evaluation.  Our Board has established a bi-annual self-evaluation process to analyze and review their performance. Our Board reviews such results with the intention to utilize them to enhance their effectiveness.

Stockholder Communications with our Board of Directors

Stockholders may communicate with our Board of Directors by sending a letter to Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, New Jersey 08807, Attention: Secretary. Each such communication should set forth (i) the name and address of such stockholder as they appear on our books and, if the shares of our Common Stock are held by a nominee, the name and address of the beneficial owner of such shares and (ii) the number of shares of our Common Stock that are owned of record by such record holder and beneficially by such beneficial owner. The Secretary will review all communications from stockholders and regularly forward to our Board of Directors all correspondence that, in his opinion, deals with the functions of our Board of Directors or committees thereof, or that he otherwise determines to be appropriate for their attention.

Board of Directors and Committees of the Board

There are currently six members of the Board of Directors:

William J. Cadogan
Charles E. Hoffman
Thomas J. Hopkins
James M. McCormick
Donnie M. Moore
Stephen G. Waldis

Meetings.  During 2010, our Board of Directors held five regular meetings and eight special meetings. Each director attended at least 75% of the meetings of our Board and of each Committee of which he served as a member during the period in which he served. Each director attended our 2010 Annual Meeting of Stockholders.

Board Structure and Committees.  Our Board of Directors has established an Audit Committee, a Compensation Committee, a Business Development Committee and a Nominating/Corporate Governance Committee. Our Board has delegated various responsibilities and authority to its Committees as generally described below. Our Board has determined that each member of our Audit, Compensation, Business Development and Nominating/Corporate Governance Committees is free of any relationship that would interfere with his individual exercise of independent judgment with regard to us. The following table provides membership and meeting information for each of our Board committees during 2010:

							Nominating/Corporate
Name	Audit		Compensation		Business Development		Governance

Stephen G. Waldis					X
William J. Cadogan	X		X	(1)	X	(1)	X
Charles E. Hoffman			X				X (1)
Thomas J. Hopkins	X		X		X
James McCormick
Donnie M. Moore	X	(1)					X
Total meetings in fiscal year 2010	7		7		7		2

(1)	Committee Chairperson

Audit Committee.  Our Audit Committee of our Board oversees the integrity of the Company’s financial statements, compliance with legal and regulatory requirements, and the qualifications, independence, and performance of the Company’s independent registered public accounting firm. Our Audit Committee also consults with our management and our independent registered public accounting firm prior to the presentation of financial statements to stockholders and, as appropriate, initiates inquiries into aspects of our financial affairs. In addition, our Audit Committee:

•	reviews the Company’s annual audited and quarterly financial statements and reporting;

•	reviews and monitors our external audits, including, among other things, our internal controls and audit functions, the results and scope of the annual audit and other services provided by our independent registered public accounting firm and our compliance with legal matters that have a significant impact on our financial statements;

•	establishes procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

•	appoints, retains, compensates and oversees the work of our independent registered public accounting firm, including approving services and fee arrangements;

•	approves all related party transactions;

•	reviews earnings press releases prior to issuance; and

•	reviews findings and recommendation of our independent registered public accounting firm and management’s response to their recommendations.

Three directors comprise our Audit Committee:  Thomas J. Hopkins, William J. Cadogan and Donnie M. Moore. Our Audit Committee met seven times during 2010. Our Board annually reviews the Nasdaq listing standards definition of independence for Audit Committee members and has determined that all members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) and 5605(c)(2) of the Nasdaq listing standards). In addition to qualifying as independent under the Nasdaq rules, each member of our Audit Committee can read and has an understanding of fundamental financial statements. Our Board has determined that Donnie M. Moore, Chairman of the Audit Committee, and Thomas J. Hopkins are audit committee financial experts as defined by Item 407(d) of Regulation S-K of the Exchange Act. Our Board made a qualitative assessment of Messrs. Hopkins’ and Moore’s level of knowledge and experience based on a number of factors, including his respective formal education and experience. The designation does not impose on Messrs. Hopkins or Moore any duties, obligations or liability that are greater than are generally imposed on them as members of our Audit Committee and our Board, and their designation as Audit Committee financial experts pursuant to this SEC requirement does not affect the duties, obligations or liability of any other member of our Audit Committee or Board. Our Audit Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com.

Compensation Committee.  Our Compensation Committee of our Board is comprised of three directors, William J. Cadogan, Charles E. Hoffman and Thomas J. Hopkins, each of whom are independent (as currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). Our Compensation Committee, which met seven times during 2010, is charged with the responsibility by our Board for:

•	reviewing and approving our compensation policies and all forms of compensation and other benefits to be provided to our employees (including our executive officers and directors), including, among other things, annual salaries, bonuses, stock options, restricted stock grants and other incentive compensation arrangements;

•	making recommendations from time to time to our Board regarding compensation matters;

•	administering our stock option plans, including reviewing and granting stock options and restricted stock grants, with respect to our directors and employees (including executive officers); and

•	reviewing and approving other aspects of our compensation policies and matters as arise from time to time.

A more detailed description of our Compensation Committee’s functions can be found in our Compensation Committee charter. The charter can be found on the Investor Relations section of our website at www.synchronoss.com.

Our Compensation Committee has also established a Key Employee Stock Options Committee whose purpose is to approve stock option grants to our newly hired employees subject to guidelines previously approved by our Compensation Committee. Our Compensation Committee appointed our Chief Executive Officer, Stephen G. Waldis, as the sole member of this Committee. Our Key Employee Stock Options Committee acted twelve times in 2010.

Our Compensation Committee retained Radford, a human relations firm and a division of AON Hewitt (“Radford”), as its independent compensation consultant in 2009 and continues to use the firm’s services. The compensation consultant serves at the pleasure of our Compensation Committee, and the compensation consultant’s fees are approved by our Compensation Committee. During 2010, Radford performed no services for us other than its services to our Compensation Committee and received no compensation from the Company other than its fees in connection with its retention as our Compensation Committee’s compensation consultant.

Compensation Committee Interlocks and Insider Participation.  None of the members of our Compensation Committee was at any time during the 2010 fiscal year an officer or employee of ours. No executive officer serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee. In 2010, we did not make any loans to directors or executive officers relating to purchases of our Common Stock or for any other purpose.

Nominating/Corporate Governance Committee.  The members of our Nominating/Corporate Governance Committee are William J. Cadogan, Charles E. Hoffman and Donnie M. Moore. Our Nominating/Corporate Governance Committee met once and acted once by unanimous written consent in 2010. All members of our Nominating/Corporate Governance Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). In addition our Nominating/Corporate Governance Committee:

•	Reviews and reports to our Board on a periodic basis with regard to matters of corporate governance;

•	Reviews, assesses and makes recommendations on the effectiveness of our corporate governance policies;

•	Develops and recommends to the Board for its approval a bi-annual self-assessment process of the Board and its committees and oversees the process;

•	Reviews periodically with the Chairman/Chief Executive Officer succession plans relating to positions held by elected corporate officers; and

•	Establishes and periodically reviews stock ownership guidelines for the executive officers and directors.

Our Nominating/Corporate Governance Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com. Our Nominating/Corporate Governance Committee also reviews and makes recommendations to our Board regarding the size and composition of our Board and the appropriate qualities and skills required of our directors in the context of the then current make-up of our Board. The Committee has established procedures for the nomination process and leads the search for, selects and recommends candidates for election to our Board. Consideration of new director candidates typically involves a series of Committee discussions, the review of information concerning candidates and interviews with selected candidates. Candidates for nomination to our Board typically have been suggested by other members of our Board or by our executive officers. From time to time, our Nominating/Corporate Governance Committee may engage the services of a third-party search firm to identify director candidates. Our Nominating/Corporate Governance Committee also considers candidates proposed in writing by stockholders, provided such proposal meets the eligibility requirements for submitting stockholder proposals for inclusion in our next proxy statement and is accompanied by certain required information about the candidate. Candidates proposed by stockholders will be evaluated by our Nominating/Corporate Governance Committee using the same criteria as for all other candidates. In considering nominees for our Board, our Nominating/Corporate Governance Committee considers each candidate’s independence, personal and professional integrity, financial literacy or other professional or business experience relevant to an understanding of our business, ability to think and act independently and with sound judgment and ability to serve our stockholders’ long-term interests. These factors, and others as considered useful by our Nominating/Corporate Governance Committee, are reviewed in the context of an assessment of the perceived needs of our Board at a particular point in time. As a result, the priorities and emphasis of our Nominating/Corporate Governance Committee and of our Board may change from time to time to take into account changes in business and other trends, and the portfolio of skills and experience of current and prospective directors. Although our Nominating/Corporate Governance Committee has not adopted a formal policy regarding the consideration of diversity in identifying director nominees, in searching for new directors, it does have several initiatives in an attempt to attract diverse candidates.

Business Development Committee.  The Business Development Committee of our Board reviews certain strategic business development and growth opportunities and recommends those that it determines are in line with our short term and long term strategic goals. Our Business Development Committee charter can be found on the Investor Relations section of our website at www.synchronoss.com. The members of our Business Development Committee are William J. Cadogan, Thomas J. Hopkins and Stephen G. Waldis. All members of our Business Development Committee other than Mr. Waldis are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). Our Business Development Committee met seven times during 2010.

Director Compensation

This section provides information regarding the compensation policies for non-employee directors and amounts paid and securities awarded to these directors in 2010. Any director who is an employee of the Company does not receive any additional compensation for their service as a director.

Our Compensation Committee of our Board also engaged Radford to conduct a study to assess our non-employee director compensation practices and policies. Radford reviewed the compensation paid to our non-employee directors relative to market practices and our peer group companies, which are set forth below in the section entitled “Compensation Discussion & Analysis.” Based on this review, Radford advised us that the average of $54,500 paid to our non-employee directors in 2009 was between the 50th and 75th percentile of that paid at our peer group companies. However, annual equity compensation and resulting total compensation to the non-employee directors was below the 50th percentile of our peer group companies. Our Board, in considering Radford’s study, current market conditions and total compensation paid to non-employee directors at our peer group companies, amended our non-employee director compensation program, effective as of January 1, 2010, as follows:

Term	Prior Program	Amended Program

Annual Cash Retainer	$35,000	$40,000
Initial Equity Grant	Non-qualified stock option award to purchase 35,000 shares of Common Stock, vesting one-third each year over three years	Non-qualified stock option award to purchase 30,000 shares of Common Stock, vesting one-third each year over three years
Annual Equity Grant	Non-qualified stock option award to purchase 10,000 shares of our Common Stock, vesting 1/12th each month over one year.
Non-qualified stock option award to purchase 7,500 shares of Common Stock, vesting one-third each year over three years.

Award of 3,335 restricted shares of Common Stock, vesting one-third each year over three years

Audit Committee Compensation	Additional annual retainer of $20,000 for the Chair of the Committee and $10,000 to each member of the Committee	No change from prior program
Compensation Committee Compensation	Additional annual retainer of $15,000 for the Chair of the Committee and $7,500 to each member of the Committee	No change from prior program
Nominating/Corporate Governance Committee Compensation	Additional annual retainer of $10,000 for the Chair of the Committee and $5,000 to each member of the Committee	No change from prior program
Business Development Committee Compensation	$750 for in person meetings $500 for telephonic meetings	$1,000 for in person meetings $750 for telephonic meetings

The annual retainer fees are paid to our directors in advance in four quarterly payments on or about the first day of each calendar quarter and the meeting fees for our Business Development Committee were paid at the end of each quarter. All of the annual equity grants to non-employee directors under our director compensation program are automatically granted on the first Tuesday of every year, and the options have an exercise price equal to the closing price reported on NASDAQ of our Common Stock on the date of the award. In addition, we currently have a policy to reimburse directors for travel, lodging and other reasonable expenses incurred in connection with their attendance at Board of Directors and Committee meetings.

The following table sets forth all of the compensation awarded to, earned by, or paid to each person who served as a director during 2010, other than a director who is also an employee.

	Fees Earned
	or Paid in		Restricted	Option
	Cash		Stock Awards	Awards	Total
Name	($)		($)(6)_	($)(7)	($)

William J. Cadogan(1)	76,500	(5)	52,993	62,850	192,343
Charles E. Hoffman(2)	56,250		52,993	62,850	172,093
Thomas J. Hopkins(3)	62,750	(5)	52,993	62,850	178,593
James M. McCormick	40,000		52,993	62,850	155,843
Donnie M. Moore(4)	65,000		52,993	62,850	180,843

(1)	Mr. Cadogan is chair of our Compensation Committee and Business Development Committee, and is a member of our Audit Committee and Nominating/Corporate Governance Committee. Mr. Cadogan served as chair of our Nominating/Corporate Governance Committee until February 2010.

(2)	Mr. Hoffman became chair of our Nominating/Corporate Governance Committee in February 2010 and is a member of our Compensation Committee.

(3)	Mr. Hopkins is a member of our Audit Committee, Business Development Committee and Compensation Committee.

(4)	Mr. Moore is chair of our Audit Committee and is a member of our Nominating/Corporate Governance Committee.

(5)	Includes $5,250 paid to each of Messrs. Cadogan and Hopkins for attendance by telephone of seven meetings of our Business Development Committee.

(6)	The amounts in this column reflect the aggregate grant date fair value of the stock awards computed in accordance with FASB ASC Topic No. 718. See Footnote 2 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2010 for a discussion of our assumptions in estimating the fair value of our stock awards. As of December 31, 2010, each of Messrs. Cadogan, Hopkins and McCormick held 6,921 restricted shares of our Common Stock. 3,586 of which shares have vested, Mr. Hoffman held 7,621 restricted shares of our Common Stock, 4,286 of which shares have vested, and Mr. Moore held 3,335 restricted shares of our Common Stock, none of which shares have vested.

(7)	The amounts in this column reflect the aggregate grant date fair value of the stock options computed in accordance with FASB ASC Topic No. 718. See Footnote 2 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2010 for a discussion of our assumptions in estimating the fair value of our stock option awards. Our directors will not realize any value from these awards unless the options are exercised and the underlying shares sold. As of December 31, 2010, each of Messrs. Cadogan, Hoffman, Hopkins and McCormick held options to purchase 72,500 shares of our Common Stock having a weighted average exercise price of $13.84 per share, of which 65,000 shares were vested and Mr. Moore held options to purchase 62,500 shares of our Common Stock, having a weighted average exercise price of $20.58 per share, of which 55,000 shares were vested.

Director Stock Ownership Guidelines

In 2009, we established stock ownership guidelines for our directors. The purpose of these guidelines is to place limitations on the number of shares of our Common Stock that a director may sell in any given year, based on established target share ownership levels. Under our guidelines, the target share ownership levels for directors are a number of shares having a value equal to one times the annual cash retainer for our directors. The number of shares and vested options needed to be owned is calculated annually based on the closing sales price of our Common Stock on Nasdaq for the last trading day in the prior year. Each of the directors has three years from the date the stock ownership guidelines were established or, for future directors, three years from his or her election to our Board, to achieve their targeted equity ownership level. By limiting the number of shares a director is able to sell, these guidelines are intended to increase directors’ equity stake in the Company in an effort to align their interests more closely with those of our stockholders. From time to time, we review these guidelines based on market conditions, our peer companies and other considerations to determine whether they should be revised. Under our trading policy, we prohibit all hedging or “short sales” involving our securities by our employees, including our directors.

Limitation of Liability and Indemnification

We have entered into indemnification agreements with each of our directors. The form of agreement provides that we will indemnify each of our directors against any and all expenses incurred by that director because of his or her status as one of our directors, to the fullest extent permitted by Delaware law, our restated certificate of incorporation and amended and restated bylaws. In addition, the form agreement provides that, to the fullest extent permitted by Delaware law, but subject to various exceptions, we will advance all expenses incurred by our directors in connection with a legal proceeding.

Our restated certificate of incorporation and amended and restated bylaws contain provisions relating to the limitation of liability and indemnification of directors. The restated certificate of incorporation provides that our directors will not be personally liable to us or our stockholders for monetary damages for any breach of fiduciary duty as a director, except for liability:

•	for any breach of the director’s duty of loyalty to us or our stockholders

•	for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law

•	in respect of unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law

•	for any transaction from which the director derives any improper personal benefit

Our restated certificate of incorporation also provides that if Delaware law is amended, after the approval by our stockholders of our restated certificate of incorporation, to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law. The foregoing provisions of the restated certificate of incorporation are not intended to limit the liability of directors or officers for any violation of applicable federal securities laws. As permitted by Section 145 of the Delaware General Corporation Law, our restated certificate of incorporation provides that we may indemnify our directors to the fullest extent permitted by Delaware law and the restated certificate of incorporation provisions relating to indemnity may not be retroactively repealed or modified so as to adversely affect the protection of our directors.

In addition, as permitted by Section 145 of the Delaware General Corporation Law, our amended and restated bylaws provide that we are authorized to enter into indemnification agreements with our directors and officers and we are authorized to purchase directors’ and officers’ liability insurance, which we currently maintain to cover our directors and executive officers.

Compensation of Executive Officers

Compensation Discussion and Analysis

This section discusses the principles underlying our executive compensation policies, our recent decisions with respect to the executive officers who are named in the “Summary Compensation Table”, referred to herein as our “named executive officers”, and the most important factors relevant to an analysis of these decisions. It provides qualitative information regarding the manner and context in which compensation is awarded to and earned by our named executive officers and places in perspective the data presented in the tables and other quantitative information that follows this section.

Executive Summary

The following provides a brief overview of the more detailed disclosure set forth in this Compensation Discussion and Analysis:

•	Our Compensation Committee of our Board has responsibility for evaluating the performance and development of our executive officers in their respective positions, reviewing individual compensation as well as corporate compensation principles and programs, establishing corporate and individual performance objectives as they affect compensation, making determinations as to whether and to what extent such performance objectives have been achieved and ensuring that we have effective and appropriate compensation programs in place.

•	The objective of our executive compensation program is to recruit, retain and motivate high-quality executives who possess diverse skills and talents that can help us achieve our short and long-term goals and strategies.

•	We have traditionally provided our named executive officers with the following types of compensation: salary, annual incentive compensation (i.e. annual cash awards), long-term incentive compensation and limited perquisites. We also provide our named executive officers with certain severance and change of control benefits.

•	As part of its annual compensation review, based upon, among other factors, the fact that the named executive officers were not awarded base salary increases in 2009, the Company’s performance in 2009, the improved business outlook for 2010 and a review of base salaries of executives at comparable companies in our peer group companies, our Compensation Committee increased the base salary of our named executive officers for 2010 by an average of approximately 6% (except with respect to two named executive officers in transition).

•	Our named executive officers who were awarded an annual incentive cash bonus for 2010 under our incentive compensation plan, received amounts ranging from $148,669 to $386,033 based on both our performance and their individual goals.

•	Based on our achievement of goals related to our 2010 revenue and non-GAAP operating income, our named executive officers were issued an aggregate of 74,846 shares of Common Stock, or approximately 104.8% of the target performance shares that the named executive officers were eligible to receive based on the parameters determined in February 2011.

Compensation Objectives and Pay-for-Performance Philosophy

As a provider of on-demand transaction management platforms, we operate in an extremely competitive and rapidly changing industry. We believe that the skill, talent, judgment and dedication of our executive officers and other key employees are critical factors affecting our long-term stockholder value. Therefore, our executive compensation program has several objectives:

•	attract, as needed, individuals with the skills necessary for us to achieve our business plan and reward and retain these individuals and other key employees who continue to perform at or above our expectations;

•	hold our executive officers accountable for results over the long term while maintaining integrity in all of their business dealings; and

•	align executive compensation with our long-term business objectives and performance.

We seek to achieve these objectives by:

•	providing compensation that is competitive with the practices of other technology companies;

•	linking a portion of each executive officer’s incentive compensation to our financial performance;

•	basing a portion of each executive officer’s incentive compensation on his or her individual performance including the nature and scope of the executive officer’s responsibility and his or her effectiveness in leading our initiatives to achieve corporate goals;

•	increasing the portion of an executive officer’s total compensation that varies with performance and is therefore at risk with the level of his or her responsibility;

•	setting both short-term and long-term incentives for achieving these objectives;

•	providing equity incentives that motivate our executive officers and key employees to advance the interests of the Company and increase our stockholder value;

•	imposing equity ownership guidelines on our executive officers to help ensure our executive officers’ interests are even more effectively linked to those of our stockholders;

•	prohibiting our executive officers from hedging their exposure of, or interest in, our stock; and

•	considering compliance with our corporate policies and ethical behaviors as an integral factor in performance assessments.

We believe that the skill, talent, judgment and dedication of our executive officers are critical factors affecting our long-term value. Therefore, our goal is to maintain an executive compensation program that will retain and attract qualified executives who are able to contribute to our long-term success and motivate them to a high level of performance.

Role of Compensation Committee

Our Compensation Committee of our Board oversees our compensation program for all employees, and approves the form and amount of all employees’ salary, bonus and equity-based compensation, including those of our executive officers. It also oversees the administration of our cash and equity-based incentive plans, and from time to time addresses other compensation matters. Our Compensation Committee is comprised of three non-employee members of our Board. Our Compensation Committee meetings typically have included, for all or a portion of each meeting, not only the committee members but also our Chief Executive Officer, Chief Financial Officer and General Counsel, in his capacity as Secretary of our Compensation Committee, although none participate in the determination of his own compensation or the compensation of directors. In addition, from time to time, our Compensation Committee meets in executive session. Mr. Waldis assesses the performance of our executive officers, consults with other members of management and makes recommendations to our Compensation Committee regarding the amount and the form of the compensation of the other executive officers and key employees, including the performance goals and weighting and equity compensation awards of executive officers. Mr. Waldis often participates in our Compensation Committee’s deliberations about the compensation of our named executive officers (other than himself). Our Compensation Committee typically discusses Mr. Waldis’ compensation with him but always makes decisions regarding his compensation when he is not present. Our Compensation Committee generally considers input from its compensation consultant before making major decisions. Other than as set forth above, no other executive officers participate in the determination of the amount or form of the compensation of named executive officers or directors.

Role of Compensation Consultant

Our Compensation Committee has the authority under its charter to select and retain, and is directly responsible for the appointment, compensation and oversight of, compensation consultants or any other third party it retains to assist in the evaluation of director and officer compensation as well as any other compensation matters. In 2009 and 2010, our Compensation Committee engaged Radford as its independent compensation consultant. During 2010, Radford reviewed and advised on all principal aspects of our executive officer compensation program and performed the following services:

•	conducted a competitive assessment of our current executive compensation arrangements, including analyzing peer group companies proxy statements, compensation survey data, and other publicly available data;

•	advised on industry trends and best practices for executive officer compensation;

•	provided recommendations regarding the composition of peer group companies;

•	reviewed and advised on executive total compensation, including base salaries, and short and long term incentives, including equity grants; and

•	advised our Compensation Committee regarding all of its responsibilities as well as on new developments in areas that fall within our Compensation Committee’s jurisdiction.

Our Compensation Committee considers these analyses as one factor in making decisions with respect to compensation matters along with information it receives from management and its own judgment and experience. Radford generally attends regular Compensation Committee meetings and meets with our Compensation Committee and its members without management present.

Benchmarking of Base Compensation and Equity Holdings

In order to accomplish the objective of providing competitive total compensation, we, in consultation with Radford, annually compare our executive officer compensation program, including base salary, total cash compensation and equity awards, with compensation paid by a peer group of technology companies selected by our Compensation Committee. In 2010, our Compensation Committee used the following as our peer group companies:

Concur Technologies, Inc.	Kenexa Corporation	LogMein, Inc.
NeuStar, Inc.	Limelight Networks, Inc.	Internap Network Services Corporation
Opnet Technologies, Inc.	Neutral Tandem, Inc.	Pegasystems, Inc.
Rightnow Technologies, Inc.	Syniverse, Inc.	CommVault Systems, Inc.
Websense Security, Inc.	NetSuite, Inc.	The Ultimate Software Group, Inc.
Taleo Corporation	Success Factors, Inc.	Silicon Graphics International Corporation
SolarWinds, Inc.	Sourcefire, Inc.

In selecting our peer group companies, our Compensation Committee and Radford analyzed various factors such as geography, revenue, employee headcount, market capitalization, product candidate pipeline, year-over-year growth and focus. Based on these criteria, the following companies were removed from the peer group companies used in 2009: Cbeyond, Inc., iPass, Inc., Omniture, Inc., Openwave Systems, Inc., Riverbed Technology, Inc., Shutterfly, Inc., Diamond Management & Technology Consultants, and Unica Corporation; and the following companies were added in 2010: CommVault Systems, Inc., NetSuite, Inc., Sourcefire, Inc., Success Factors, Inc. and Websense Security, Inc. We believe the 2010 peer group companies represent competition for our executive talent.

When establishing and adjusting the base salary, total cash compensation and equity awards for our executive officers, we have traditionally elected to set our respective executive officers’ salaries, bonuses and equity holdings at a level that we believe is competitive with executive officers with similar roles at our peer group companies. Typically, our Compensation Committee’s goal is to provide overall compensation generally in alignment with the market competitive pay practices at our peer group companies when targeted levels of performance are achieved as determined by the annual operating plan approved by our Board, however, from time to time, our Compensation Committee may use other benchmarks to determine executive compensation as it deems appropriate. In instances where an executive officer is uniquely key to our success, our Compensation Committee may provide compensation above this established benchmark. Our Compensation Committee’s choice of using, among other things, the competitive overall compensation of these peer group companies as its benchmark for compensation reflects our consideration of stockholders’ interests in paying what is necessary, but not significantly more than necessary, to achieve our corporate goals while conserving cash and equity as much as is practicable.

Elements of Compensation

Our executive compensation program has the following principal elements: base salary, annual cash incentive bonus, and long-term incentive equity compensation. In addition, each of our named executive officers, and certain of our other key employees have certain contractual benefits in the event the executive’s employment is involuntarily terminated under certain circumstances. The primary purposes of our principal elements are as follows: (i) the base salary component is designed to attract executives, reward satisfactory performance and provide a minimum, fixed level of cash compensation; (ii) the annual cash incentive bonus component is tied to our overall performance and an individual executive’s contribution to our broader goals for the current fiscal year; and (iii) the long-term incentive equity component is designed to retain key executives and align their ownership interests with our long-term success and increased stockholder value. The termination-related benefits are designed to keep our executives’ attention focused on the business of the Company notwithstanding the possibility that their employment could be terminated at any time, including in the event of an acquisition of the Company. In addition to these compensation elements, our executives also participate in various benefit plans that are generally available to our salaried employees. In 2008, our stockholders also approved an employee stock purchase plan which we may implement in the future

Our Compensation Committee’s current intent is to perform at least annually a strategic review of our executive officers’ base salary, annual cash incentive bonus and restricted stock and option holdings to determine whether they provide appropriate incentives and motivation to our executive officers. Our Chief Executive Officer, as the manager of the members of the executive team, assesses our overall performance and the executives’ achievements over the year against their individual goals, and makes a recommendation to our Compensation Committee with respect to any merit increase in salary, cash incentive bonus and stock option and restricted stock grants for each member of our executive team, other than himself. Our Compensation Committee meets to evaluate, discuss and modify or approve these recommendations, and to conduct a similar evaluation of our Chief Executive Officer’s contributions to corporate goals and achievement of individual goals.

We view all of the components of our executive compensation as related but distinct. Although our Compensation Committee does review total compensation, we do not believe that significant compensation derived from one component of compensation should negate or reduce compensation from other components. We determine the appropriate level for each compensation component based in part, but not exclusively, on our view of internal equity and consistency, and other factors we deem relevant, such as the executive’s contribution to our overall success. We believe that, as is common with our peer group companies, equity awards are equal in importance to base salary and annual cash incentive bonus considerations.

Base Salary.  We fix the base salary of each of our executives at a level we believe enables us to retain and hire individuals in the competitive environment in which our business exists. In general, the base salary of our executives is determined by evaluating the executive’s responsibilities, experience, length of services with us, individual performance during the prior year and their respective impact on our financial and operational results. We believe that base salaries should compensate the executives for the performance of their day-to-day responsibilities. We also take into account the base salaries paid by our peer group companies and the base salaries of other private and public companies with which we believe we compete for executive talent. Our Compensation Committee typically reviews executive salaries annually and makes salary adjustments based on changes in the executive’s responsibility and performance, our overall financial and operational results, our budget for salary increases, and the current competitive marketplace and economy. The budget is designed to allow salary increases to retain and motivate successful performers while maintaining affordability with our budget and business plan.

In setting 2010 compensation for our executive officers, our Compensation Committee, in consultation with Radford, reviewed the base salaries of our executive officers and analyzed various publicly available data and information on the base salary and total compensation paid to executive officers at various companies, including the Company’s peer group companies. Our Compensation Committee observed that our executive officers’ base salary was on average below the 50th percentile of base salaries of executive officers at our peer group companies. Based in part on its review of the foregoing peer group company data, and its view of our improved business outlook for 2010 and the fact that we did not increase the base salary of any of our named executive officers during 2009, our Compensation Committee increased the base salaries of our named executive officers (other than Messrs. Putnam and Mulica) by an average of 6%. As part of its restructuring of Mr. Putnam’s total compensation, our Compensation Committee increased his salary from $180,000 to $230,000 and restructured his commission structure, as more fully described below. Since Mr. Mulica joined the Company in July 2010 in connection with our acquisition of FusionOne, our Compensation Committee did not increase his base salary.

Annual Cash Incentive Bonus.  At the beginning of each year, including 2010, our Compensation Committee adopts an annual executive officer performance incentive compensation plan. The purpose of this plan is to motivate our executive officers to achieve our revenue, operating income and key strategic and operating goals that we expect to increase long-term stockholder value, as well as for their individual achievements. The performance metrics against which the executive officers are measured include both corporate and individual goals. Our Compensation Committee measures our performance against our specific performance goals established at the beginning of the fiscal year in determining the amount of each executive officer’s cash incentive bonus.

We have designed the bonuses for each executive officer to focus that executive officer on achieving key operational and/or financial objectives within a yearly time horizon. Whether a named executive officer receives a bonus under these arrangements, and the amount of that bonus, depends primarily on our performance relative to Company-wide financial objectives. Our Board believes that Company-wide incentives foster teamwork among senior management and throughout the Company, and that consistently achieving better-than-expected financial results increases stockholder value and should be reflected in superior executive compensation. Under the Company-wide annual cash incentive plan, if we achieve results that are below certain threshold levels, our executive officers receive no cash incentive bonus, while results that are above certain threshold levels result in larger bonuses. As discussed below, the mix of the different types of performance goals and the weights assigned to each of such goals varies among the executives based on each individual’s role and responsibility within the Company.

Target Incentive Bonus Amounts.  For each of our named executive officers other than Mr. Putnam, such executive officer’s annual target bonus is set forth in his employment agreement, although our Compensation Committee periodically reviews each executive officer’s annual target bonus and has the ability to modify such bonus as it deems appropriate.

Our Compensation Committee, in consultation with Radford, also reviewed the 2010 cash incentive bonus component of our executive officers’ compensation which is based on a percentage of our executive officers’ base salaries. In connection with this review, our Compensation Committee analyzed various publicly available data and information on the cash incentive bonuses and total compensation paid to executive officers at various companies, including our peer group companies. As a result of this review, our Compensation Committee kept each of Messrs. Garcia’s and Irving’s annual target cash incentive bonus at 50% of his respective annual base salary, consistent with the percentage provided in each of their respective employment agreements, and between the 50th and 75th percentile of executive officers at our peer companies. In reviewing the cash incentive bonus paid to the chief executive officers of our peer group companies, our Compensation Committee observed that chief executive officers at our peer group companies had a target 90% of their base salary as their target cash incentive bonus. As a result of its review of the above information, our Compensation Committee increased the 2010 target incentive bonus for Mr. Waldis from 65% to 75% of his base salary. Although this kept Mr. Waldis below the 50th percentile of the bonus (as a percentage of salary) of chief executive officers at our peer group companies, our Compensation Committee thought this increase was appropriate based on all of the information it reviewed. Each of Messrs. Garcia, Irving and Waldis may earn in excess of his annual target bonus in the event that corporate and individual objectives set by the Compensation Committee are exceeded. Under our incentive compensation plan, each executive officer can earn up to 175% of his cash incentive bonus. Thus, the maximum amount each of Messrs. Irving and Garcia could have received in 2010 was 87.5% of their respective salaries and the maximum amount Mr. Waldis could have received in 2010 was 131.25% of his salary. In 2010, each of Messrs. Putnam and Mulica had a separate incentive compensation plan, as described below.

2010 Annual Incentive Bonus Compensation.  2010 Annual Incentive Bonus Compensation for our named executive officers, other than Messrs. Putnam and Mulica, was determined and paid out based upon the following criteria: 80% based upon our annual revenue and non-GAAP operating income as a percentage of revenue targets and 20% based upon our Compensation Committee’s subjective assessment of the named executive officer’s individual performance and the progress of the named executive officer towards our strategic objectives. For Mr. Waldis, due to our Compensation Committee’s belief that in his role as Chairman, Chief Executive Officer and President, he should spend a larger portion of his time in generating new business to increase revenue, our Compensation Committee set a weight of 86 2/3 of his 2010 annual cash incentive bonus based upon our annual revenue and non-GAAP operating income as a percentage of revenue targets and 13 1/3 was based on Mr. Waldis’ individual performance.

2010 Corporate Goals.  Our Compensation Committee established our 2010 revenue and non-GAAP operating income as a percentage of revenue as the performance targets applicable under the corporate objectives of the cash incentive bonus compensation plan for 2010. We use non-GAAP operating income and other non-GAAP financial measures internally in analyzing its financial results and believe they are useful to investors, as a supplement to GAAP measures, in evaluating our ongoing operational performance. We believe that the use of the non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends, and in comparing its financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. In calculating non-GAAP operating income we add back the deferred revenue write-down associated with our acquisition of FusionOne, fair value stock-based compensation expense, acquisition-related costs, restructuring charges, changes in the contingent consideration obligation, deferred compensation expense related to earn outs and amortization of intangibles associated with acquisitions. The revenue and non-GAAP operating income as a percentage of revenue targets were based on our 2010 internal annual operating plan, which was developed by management and presented by Mr. Waldis, as Chairman, Chief Executive Officer and President, and Mr. Irving, as Chief Financial Officer, to our Board for its review and approval. The target performance levels under the annual cash incentive compensation plan are aligned with our annual operating plan to motivate our executive officers to achieve those performance goals in a manner that we believe will increase our stockholder value. As we expect to achieve our annual operating plan when it is set, we have similar expectations regarding the achievement of the goals under the annual incentive compensation plan.

The elements of the corporate objectives of the cash incentive compensation plan and amount achieved are set forth below:

	Threshold (weighting)	Target (weighting)	Maximum (weighting)	Achievement/
Performance Goal	(25% payout)	(100% payout)	(175% payout)	Plan Payout

Revenue*	155,372,000 (30)%	165,372,000 (50)%	180,372,000 (70)%	165,969,000 (56.5)%
Non-GAAP Operating Income*	21%(70)%	21%(50)%	19%(30)%	20.02% (43.5%)

*	Adjusted to reflect acquisitions made by the Company during 2010.

Thus, as a result of our actual 2010 revenue being slightly above our target revenue for 2010 and our 2010 non-GAAP operating income as a percentage of revenue being in line with the target non-GAAP operating income as a percentage of revenue, our executive officers received slightly in excess of the target payout with respect to the corporate goal portion of their respective 2010 incentive cash bonus, as outlined below.

2010 Individual Goals.  In 2010, despite a difficult global economic environment, our revenues grew by 28%, compared to 2009, and our non-GAAP earnings per share increased to $0.70 from $0.57 in 2009. In addition, we acquired FusionOne, Inc., added several key customers, and successfully continued our international expansion. Due to these strong results, in early 2011, our Compensation Committee met to discuss the individual performance and contributions of our named executive officers and, with input from Mr. Waldis (other than his own bonus), awarded each of Messrs. Waldis, Garcia and Irving 75% of their respective target cash incentive bonus allocated to 2010 individual goals. Specifically, Mr. Waldis was instrumental in our acquisition of FusionOne and our successful addition of several new customers. Mr. Irving led our effort to exceed our business plan by controlling expenses, strengthening business processes and financial accountability, and improving our operational effectiveness. Mr. Garcia was instrumental in successfully delivering programs to our customers on time and on a cost effective basis and increasing our international expansion. For 2010, Mr. Mulica received his incentive compensation under his prior FusionOne compensation plan. Under this plan, he could receive up to $25,000 per quarter as his cash incentive bonus, based on his individual performance. Accordingly, Mr. Mulica received his full cash incentive compensation of $25,000 for the third quarter of 2010, based primarily on his participation in our acquisition of FusionOne. For the fourth quarter of 2010, we deferred our determination of Mr. Mulica’s cash incentive bonus for 2010 due to certain customer engagements in which Mr. Mulica was involved being delayed until 2011.

As a result, each of Messrs. Waldis, Irving, Garcia and Mulica was awarded the following amounts under their respective 2010 cash incentive compensation plan:

				% of		% of
Executive	Salary	Bonus Rate	Corporate	Target	Discretionary	Target	Total

Stephen G. Waldis	$500,000	75%	$348,533	103.3%	$37,500	75%	$386,033
Lawrence R. Irving	$295,000	50%	$126,544	99.2%	$22,125	75%	$148,669
Robert Garcia	$323,000	50%	$138,555	99.2%	$24,225	75%	$162,780
Michael Mulica	$500,000				$25,000		$25,000

For 2010, the incentive compensation plan for Mr. Putnam, as our Executive Vice President of Sales, was based on the revenue generated by his sales team. Under his incentive compensation plan, Mr. Putnam receives 2% of the total contract value over the life of the original contract with respect to certain customers, and 1% of the collections received by the Company from customers for which his sales team was responsible for procuring. In 2010, Mr. Putnam received $50,000 with respect to the total contract value component and $488,500 on the collection portion for a total non-discretionary annual cash incentive bonus of $538,500.

Long-Term Incentive Equity Compensation.  We believe that equity awards align the interests of our employees with those of our stockholders. We grant equity awards to help achieve our strategic objectives by motivating our employees to achieve our financial goals, promoting retention through the use of multi-year vesting schedules and aligning the interest of our executives with our stockholders because the value of the equity awards to the recipient increases only with the appreciation of the price of our Common Stock. The authority to make equity grants to executive officers rests with our Compensation Committee, although our Compensation Committee does consider the recommendations of our Chief Executive Officer, as well as survey data provided by Radford. Generally, the size of each grant is set at a level that our Compensation Committee deems appropriate to create a meaningful opportunity for stock ownership based upon the individual’s position with the Company, the executive officer’s potential for future responsibility and promotion, and the executive officer’s performance in the recent period. Since our initial public offering, all awards of options to purchase shares of our Common Stock have been made at the closing sales price of a share of our Common Stock, as reported on Nasdaq on the date of grant; for any option grants to any executive officer or employee who joins us, the options will be granted on the closing sales price of our stock as reported on Nasdaq on the later of (i) the date of grant or (ii) the date the executive officer or employee joins the Company.

A stock option and/or restricted stock grant is typically made in the year that an executive officer commenced employment. Each year, our Compensation Committee considers annual replenishment equity awards of stock options and restricted stock for executives based on recommendations from our Chief Executive Officer and survey data provided by its compensation consultant. These equity awards are generally granted effective on the first Tuesday of December each year. We believe that the resulting overlapping vesting schedule from awards made in prior years, together with the number of shares subject to each award, helps ensure a meaningful incentive to remain in our employ and to enhance stockholder value over time. Beginning in December 2009, based on a recommendation by Radford, our Compensation Committee began awarding performance-based restricted stock awards in addition to stock options as part of the annual replenishment awards to our executive officers. Our decision to use performance-based restricted shares to satisfy a portion of our annual replenishment equity awards was based on a desire to demonstrate our commitment to pay for performance, reduce short-term dilution and stock plan share usage, while simultaneously maintaining competitive rewards to retain employee talent. The actual number of performance-based restricted shares each executive officer will receive in a given year is based on our financial performance during the fiscal year. Although its value may increase or decrease with changes in the stock price during the period before vesting, performance-based restricted shares will have value in the long term, thus encouraging retention, while the entire compensation value of a stock option depends on future stock price appreciation. Accordingly, we believe performance-based restricted shares can deliver significantly greater share-for-share compensation value at grant than stock options and we can offer comparable compensation value with potentially less dilution for our stockholders. The size of each annual grant is set at a level that our Compensation Committee deems appropriate based on its judgment to create a meaningful opportunity to realize value from equity based upon an executive officer’s position with us, his or her potential for future responsibility and promotion and performance in the fiscal year, and our performance in such fiscal year.

In December 2009, our Compensation Committee approved a performance-based restricted share award to each of our named executive officers (other than Mr. Mulica who was not employed by us until 2010). The actual number of performance-based restricted shares that could be issued, which could range from zero to one and one-half times the initial target amount, was dependent upon the achievement of our same revenue and non-GAAP operating income as a percentage of revenue targets applicable to the 2010 Annual Incentive Bonus Compensation discussed above. The performance-based restricted shares, if any, were to be issued when the performance objectives were achieved. One-third of the performance shares vest on the date such shares were issued, and one-third on each of December 31, 2011 and December 31, 2012. Based on our 2010 revenue and non-GAAP operating income, the actual number of performance-based restricted shares earned by our named executive officers and issued to them in February 2011 are set forth below:

	Target Number of	Performance
Name	Performance Shares	Shares Earned

Stephen G. Waldis	31,200	32,706
Lawrence R. Irving	10,650	11,164
Robert Garcia	18,900	19,812
Christopher Putnam	10,650	11,164

In 2010, our Compensation Committee again retained Radford to provide input on the annual replenishment grants for our executive officers (other than Mr. Mulica), including an analysis of equity grants provided to executive officers in the same positions at our peer group companies. Our Compensation Committee together with our Chief Executive Officer used input from Radford’s analysis, together with other publicly available data, our strong financial performance in 2010 and evaluation of such executive officer’s individual performance (using the same criteria discussed above under “2010 Annual Incentive Bonus Compensation”) and contribution to our strategic goals and to provide incentive for our executive officers to achieve our additional milestones in 2011, granted 50% of the equity awards in nonqualified stock options and 50% in performance based restricted shares, as set forth below.

	Number of	Target Number of
Name	Stock Options	Performance Shares

Stephen G. Waldis	84,000	45,100
Lawrence R. Irving	48,000	25,800
Robert Garcia	48,000	25,800
Christopher Putnam	32,200	17,200

Each of the nonqualified stock options had an exercise price of $27.55, the closing sales price of our Common Stock on the grant date, and becomes exercisable with respect to the first 25% of the shares subject to the option upon completion of 12 months of continuous service after the grant date, and with respect to an additional 1/48 of the shares subject to the option upon completion of each month of continuous service thereafter. The actual number of performance-based restricted shares, if any, to be issued to each named executive officer shall be determined by our Compensation Committee on or about February 1, 2012 based on our 2011 revenue and non-GAAP operating income as a percentage of our 2011 revenue. The performance-based restricted shares vest with respect to one-third of the shares on the date such shares are issued in 2012, provided such executive officer has been continually employed by the Company and one- third of the shares on each of December 31, 2012 and December 31, 2013, provided such executive officer has been continually employed by the Company. The value of the performance-based restrict shares subject to our 2010 grants to the named executive officers is reflected in Footnote * to the “Summary Compensation Table” and to the “Grants of Plan-Based Awards” tables below.

Upon joining us in connection with our acquisition of FusionOne, our Compensation Committee granted Mr. Mulica (i) non-qualified options to purchase 160,000 shares of our Common Stock and (ii) 20,000 restricted shares of our Common Stock under our 2010 New Hire Equity Incentive Plan. This was consistent with new hire grants to other executives. Each option had an exercise price of $19.32, the closing price of the Company’s Common Stock on the grant date. and had an becomes exercisable with respect to the first 50% of the shares subject to the option upon completion of 24 months of continuous service after Mr. Mulica joined the Company, and with respect to an additional 1/48 of the shares subject to the option upon completion of each month of continuous service thereafter. Fifty percent (50%) of the restricted shares vest upon completion of 24 months of continuous service after Mr. Mulica joined the Company, and an additional 1/48 of the shares vest upon completion of each month of continuous service thereafter. In October 2010, our Compensation Committee retained Radford to do an analysis of Mr. Mulica’s full compensation package in comparison to the compensation paid to similar executives at our peer group companies. Our Compensation Committee used information provided by Radford, together with publicly-available information, and (i) granted Mr. Mulica non-qualified options to purchase 75,000 shares of our Common Stock and (ii) approved a performance-based restricted share award of a maximum of 120,000 shares of our Common Stock under our 2006 Equity Incentive Plan. These options were granted and performance-based restricted shares awarded to provide incentives for Mr. Mulica to achieve certain of our strategic goals and revenue targets. Each non-qualified option had an exercise price of $20.71, the closing sales price of our Common Stock on the grant date and becomes exercisable with respect to the first 25% of the shares subject to the option upon completion of 12 months of continuous service after the grant date, and with respect to an additional 1/48 of the shares subject to the option upon completion of each month of continuous service thereafter. One-half of the performance-based restricted shares, if any, to be issued to Mr. Mulica shall be determined by our Compensation Committee on or about February 1, 2012 based on our 2011 revenue, and the remaining one-half of the performance shares, if any, to be issued to Mr. Mulica shall be determined by our Compensation Committee on or about February 1, 2013 based on our 2012 revenue. The performance-based restricted shares vest upon issuance of such shares, provided Mr. Mulica has been continually employed by us.

Chief Executive Officer Compensation.  As our Chairman, Chief Executive and President, Mr. Waldis’ 2010 compensation consisted of base salary, cash incentive bonus and a stock option and performance-based restricted share grant. Since Mr. Waldis did not receive a salary increase in 2009 and based on our Compensation Committee’s analysis of the base salaries of chief executive officers at various companies, including the Company’s peer group companies, its consultation with its compensation consultant, and its view of our improved business outlook, and Mr. Waldis’ contribution to the achievement of our various strategic goals, our Compensation Committee increased his base salary to $475,000, which is still below the 50th percentile of the base salary of the chief executive officers of our peer group companies. The amount of his annual cash incentive bonus for 2010 is described above and for the above referenced reasons, his target cash incentive bonus was increased from 65% to 75%, which is still below the average of the cash incentive bonus of the chief executive officers of our peer group companies. In 2010, Mr. Waldis was awarded a stock option and performance-based restricted share grant under our long-term incentive compensation plan at the same time and in accordance with the same methods used for other executives, as described above. The actual value of awards paid to Mr. Waldis in 2010 are shown in the “Summary Compensation Table” below.

As our Chairman of the Board, Chief Executive Officer and President, Mr. Waldis’ responsibilities are much greater than those of the other executives, as he is informed and involved, in a detailed manner, with each department’s progress toward our shared Company goals. In our industry, the Chief Executive Officer must be deeply aware of a company’s strengths and obstacles, and have sharp strategic vision for the company’s future while maintaining our ability to adapt to changed circumstances and prospects quickly and thoughtfully. We believe Mr. Waldis displays these skills. The successful progress of our research and development programs and success of our customer engagements brings value to our financial performance and our stockholders, and we believe Mr. Waldis’ direction in the decisions and actions that drive this progress merit the compensation that he receives.

Post-Termination Protection.  We have agreed to change in control severance arrangements with our executive officers, each of which is described under the heading “Severance and Change in Control Arrangements.” Our Compensation Committee believes the change in control severance arrangements are important to protect our executive officers in the event of any involuntary termination associated with a change in control and that the amounts are reasonable when compared with similar arrangements adopted by peer companies. Our Compensation Committee believes these agreements enhance our ability to retain the services of our executive officers and appropriately balance our interests, and the interests of our executive officers and stockholders. Within this change in control severance arrangement, our Compensation Committee sought uniformity of results among the executive officers based on their positions with us. In addition, our Compensation Committee believes that the events triggering payment, both a change in control and an involuntary termination, and then only when there is no misconduct by the officer, are fair hurdles for the ensuing rewards. Each of our executive officers would receive severance under his respective employment agreement if he is terminated without “cause” as defined in his employment agreement. The severance program is provided as a temporary source of income in the event of an executive officer’s involuntary termination of employment. No changes were made to these arrangements in 2010.

Other Benefits.  Our executives are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance and our 401(k) plan, in each case on the same basis as our other employees. We lease an automobile (and pay applicable insurance and gas) for Messrs. Waldis and Irving to be used primarily for business purposes. We also provide Mr. Garcia with a car allowance for an automobile to be used primarily for business purposes. There were no other special benefits or perquisites provided to any executive officer in 2010.

Summary.  We believe that our compensation philosophy and programs are designed to foster a performance-oriented culture that aligns employees’ interests with those of our stockholders. We believe that the compensation of our executive officers is both appropriate for and responsive to the goal of improving stockholder value.

Executive Officer Stock Ownership Guidelines.

We have established stock ownership guidelines for our executive officers. The purpose of these guidelines is to place limitations on the number of shares of our Common Stock that an executive officer may sell in any given year, based on established target share ownership levels. By limiting the number of shares an executive officer is able to sell, these guidelines are intended to increase executives’ and directors’ equity stake in the Company in an effort to align their interests more closely with those of our stockholders. Under our trading policy, we prohibit all hedging or “short sales” involving our securities by our employees, including our executive officers. Under the ownership guidelines that were in effect for 2010, the target share ownership levels for each executive officer were the number of shares and vested options held by him having a value equal to (a) three times the annual base salary for our Chief Executive Officer and (b) one and one-half times the annual base salary for other executive officers as of the closing sales price for our Common Stock for the last trading day in 2009 or the date such individual became an executive officer, whichever is later. Each of the executive officers had three years, from the later of the date the stock ownership guidelines were established, or three years from the date he is elected as an executive officer, to achieve their targeted equity ownership level. From time to time, we review these guidelines based on market conditions, ownership guidelines at our peer group companies and other considerations to determine whether they should be revised and, as a result, in February 2011, we revised our executive officer stock ownership guidelines. Effective as of such date, each executive officer who is subject to Section 16 of the Securities Exchange Act of 1934, as amended, or directly reports to the chief executive officer is required to own, as of the later of February 2, 2016 or five years from the date such individual begins reporting to the chief executive officer or becomes a Section 16 officer, must own a number of vested shares of our Common Stock having a value equal to (a) three times the annual base salary for our Chief Executive Officer and (b) one and one-half times the annual base salary for other executive officers. In the event an executive officer is not compliant at the end of such five year period, any future equity grants to such executive officer would be reduced by 20% until he is compliant. Such stock price shall be the closing sales price of our Common Stock on Nasdaq as of the earlier of February 2, 2011 or the date such executive officer joins the Company or becomes a Section 16 officer.

Tax Deductibility of Pay.  Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), places a limit of $1,000,000 on the amount of compensation that the Company may deduct in any one year with respect to our chief executive officer and our three other most highly paid named executive officers (other than our chief financial officer). There is an exception to the $1,000,000 limitation for performance-based compensation meeting certain requirements. To qualify for an exemption from the $1,000,000 limitation, the stockholders were asked to approve a limit under the incentive plan on the maximum number of shares for which a participant may be granted stock options in any calendar year. Because the incentive plan and option grants under the incentive plan comply with the applicable requirements for this exemption, any compensation deemed paid to a named executive officer when he or she exercises an option with an exercise price that is at least equal to the fair market value of the option shares on the grant date should qualify as performance-based compensation and should not be subject to the $1,000,000 deduction limitation. Restricted stock awards that are subject to time based vesting are generally not considered performance-based under Section 162(m) of the Code and, as such, may not be fully deductible by us. To maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals, our Compensation Committee has not adopted a policy requiring all compensation to be deductible. Although some amounts recorded as compensation by us to certain executives may be limited by Section 162(m) of the Code, that limitation does not result in the current payment of increased federal income taxes by the Company due to its significant net operating loss carry forwards. Our Compensation Committee may approve compensation or changes to plans, programs or awards that may cause the compensation or awards not to comply with Section 162(m) of the Code if it determines that such action is appropriate and in our best interests.

Accounting Matters.  We account for equity compensation paid to our employees under the rules of FASB ASC Topic No. 718, which requires us to estimate and record an expense over the service period of the award. Accounting rules also require us to record cash compensation as an expense at the time the obligation is incurred. We structure cash bonus compensation so that it is taxable to our employees at the time it becomes available to them.

Employee Compensation Risk

In 2010 our Compensation Committee reviewed our compensation policies and practices for all employees, including executive officers, and determined that our compensation programs (i.e., stock ownership guidelines, use of multiple metrics for annual incentive cash bonus and long-term incentive equity compensation including the issuance of performance shares), which are designed to align our executives’ compensation with our long-term business objectives and performance and discourage the taking of unnecessary risks, are not likely to have a material adverse effect on the Company. In keeping with our results-driven culture, our Compensation Committee expects our executives to deliver superior performance in a sustained fashion. As a result, a substantial portion of our executives’ overall compensation is tied to performance. Our Compensation Committee links our executives’ compensation to attainment of challenging goals that will drive us to achieve high revenue growth and profitability because they believe that solid performance in these areas will lead to long-term stockholder value.

Policies Regarding Recovery of Incentive Awards

We expect to implement a clawback policy in 2011 in accordance with the requirements of the Dodd-Frank Act and the regulations that will issue under that Act. We elected to wait until the SEC issues guidance about the proper form of a clawback policy in order to ensure that we implement a fully compliant policy at one time, rather than implementing a policy this year that may require amendment next year after the SEC regulations are released.

Compensation Committee Report(1)

The Compensation Committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement submitted by the following members of the Compensation Committee:

William J. Cadogan, Chairman
Charles E. Hoffman
Thomas J. Hopkins

  (1) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Synchronoss Technologies, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Summary Compensation Table

The following table sets forth all of the compensation awarded to, earned by, or paid to our “principal executive officer,” “principal financial officer” and the three other highest paid executive officers (our “named executive officers”) for 2010:

							Non-Equity
				Stock		Option	Incentive Plan	All Other
		Salary	Bonus	Awards		Awards	Compensation	Compensation		Total
Name and Principal Position(a)	Year	($)(1)(b)	($)(c)	($)(2)(d)		($)(3)(e)	(4)(f)	($)(g)		($)(h)

Stephen G. Waldis	2010	500,000	37,500	0	*	1,210,440	348,533	20,364	(5)	2,116,837
Chairman of the Board of Directors,	2009	475,000	55,575	472,680		1,074,820	192,803	16,219	(5)	2,287,097
President and Chief Executive Officer	2008	475,000	-0-	99,300		415,065	-0-	22,877	(5)	1,012,242
Lawrence R. Irving	2010	295,000	22,125	0	*	691,680	126,544	19,974	(6)	1,155,323
Chief Financial Officer and Treasurer	2009	280,000	25,200	161,348		404,435	87,444	25,908	(6)	984,335
	2008	280,000	-0-	56,608		232,436	-0-	20,573	(6)	589,617
Robert Garcia	2010	323,000	24,225	0	*	691,680	138,555	16,950	(7)	1,194,410
Chief Operating Officer	2009	300,000	27,000	286,335		709,322	93,690	17,850	(7)	1,434,197
	2008	300,000	-0-	97,314		406,764	-0-	10,500	(7)	814,578
Christopher Putnam	2010	230,000	—	0	*	464,002	538,500	7,350	(8)	1,239,852
Executive Vice President of Sales	2009	180,000	—	161,348		404,435	587,424	8,250	(8)	1,341,457
	2008	180,000	—	19,860		83,013	493,807	7,750	(8)	784,430
Michael Mulica	2010	229,167	25,000	386,400	*	2,354,300	—	1,129	(8)	2,995,996
Executive Vice President of Business Development and Corporate Strategy

*	As described in the Compensation Discussion & Analysis, beginning in fiscal year 2010, the Company has used performance share awards as an important feature of its executive officer compensation program. Our named executive officers received one set of performance share awards based upon our 2010 financial performance and another set of performance share awards based upon our 2011 financial performance. In addition, Mr. Mulica received an additional award in 2010 with a target of 40,000 performance shares based upon our 2012 financial performance which are not included in this proxy statement (or in the table below) but will be included in the proxy statement that we file in connection with our 2012 annual stockholders meeting. The disclosure in the Summary Compensation Tables of this proxy statement and the proxy statement we filed in 2010 may, however, suggest that our named executive officers did not receive an award for one of these years. Because the performance metrics for the 2010 performance share awards were established in December 2009, the 2010 performance share awards were considered granted in fiscal year 2009 and we reflected their grant date fair value in the Summary Compensation Table that appeared in our proxy statement filed in 2010. The performance metrics for the 2011 performance share awards were established in February 2011, and therefore they are considered granted in fiscal year 2011 and will be reflected in the Summary Compensation Table for our proxy statement that we file next year in connection with our 2012 annual stockholders meeting. Accordingly, neither the 2010 performance share awards nor the 2011 performance shares awards granted to our named executive officers appear in the 2010 line of the above Summary Compensation Table. A similar “missed year” phenomenon appears in the Grant of Plan-Based Awards and Awards Outstanding at Fiscal Year End tables below. The following sets forth the details for the 2010 and 2011 performance share awards, including with respect to the 2010 awards, the actual number of performance shares issued based on our performance:

	2010 Awards						2011 Awards
						Grant Date					Grant Date
		Number of Shares				Fair Value		Number of Shares			Fair Value
Name	Grant Date	Threshold	Target	Maximum	Actual	($)(2)	Grant Date	Threshold	Target	Maximum	($)(2)

Waldis	Dec 14. 2009	15,600	31,200	46,800	32,706	$495,496	Feb 2, 2011	33,825	45,100	56,375	$1,322,332
Irving	Dec 14. 2009	5,325	10,650	15,974	11,164	$169,135	Feb 2, 2011	19,350	25,800	21,500	$756,456
Garcia	Dec 14. 2009	9,450	18,900	28,350	19,812	$300,152	Feb 2, 2011	19,350	25,800	32,250	$756,456
Putnam	Dec 14. 2009	5,325	10,650	15,974	11,164	$169,135	Feb 2, 2011	12,900	17,200	21,500	$504,304
Mulica							Feb 2, 2011	20,000	40,000	60,000	$1,172.800

(1)	The salary amount represents the salary earned from January 1 through December 31 of the applicable year except that Mr. Mulica’s salary represents the salary earned from July 19, 2010 (date of our acquisition of FusionOne) through December 31. See discussion above under “Compensation, Discussion & Analysis — Base Salary.”

(2)	The amounts in this column reflect the grant date fair value, computed in accordance with FASB ASC Topic No. 718, of the target number of performance share awards granted to our executive officers. See Footnote 2 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2010 for a discussion of our assumptions in estimating the fair value of our performance share awards. Our executive officers will not realize the estimated value of these awards until these awards are vested and sold.

(3)	The amounts in this column reflect the grant date fair value, computed in accordance with FASB ASC Topic No. 718, of option awards granted to our executive officers. See Footnote 2 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2010 for a discussion of our assumptions in estimating the fair value of our stock option awards. Our executive officers will not realize the estimated value of these awards until these awards are vested and exercised or sold.

(4)	The amounts under this column include amounts paid under the Company’s annual incentive bonus compensation plan described under “Compensation Discussion & Analysis.”

(5)	Reflects amounts paid to Mr. Waldis for leasing an automobile, including insurance premiums, and 401(k) matching contribution.

(6)	Reflects amounts paid to Mr. Irving for leasing an automobile, including insurance premiums, and 401(k) matching contribution.

(7)	Reflects amounts paid to Mr. Garcia for a car allowance and 401(k) matching contributions.

(8)	Represents 401(k) matching contributions.

Grants of Plan Based Awards

The following table sets forth each equity award granted to our named executive officers during the year ended December 31, 2010. The FASB ASC Topic No. 718 value of these awards is also reflected in columns (d) and (e) of the Summary Compensation Table above.

					All Other	All Other		Grant Date
					Stock Awards:	Option Awards:		Fair
		Estimated Future Payouts Under			Number of	Number of		Value of
		Non-			Shares of	Securities	Exercise or	Stock and
		Equity Incentive Plan Awards(1)			Stock or	Underlying	Base Price of	Option
	Grant	Threshold	Target	Maximum	Units	Options	Option Awards	Awards
Name(a)	Date(b)	($)(c)	($)(d)	($)(e)	(#)(f)	(#)(g)	($/Sh)(h)	($)(i)(2)

Stephen G. Waldis		0	375,000	656,250	0 *
	12/7/2010					84,000	27.55	1,210,440
Lawrence R. Irving		0	147,500	258,125	0 *
	12/7/2010					48,000	27.55	691,680
Robert Garcia		0	161,500	282,625	0 *
	12/7/2010					48,000	27.55	691,680
Christopher Putnam			—	—	—
	12/7/2010					32,200	27.55	464,002
Michael Mulica		0	25,000	—	0 *
	8/3/2010				20,000			534,200
	8/3/2010					160,000	20.71	1,548,800
	10/27/2010					75,000	19.32	805,500

(1)	Each of the named executive officers was granted a non-equity incentive plan award pursuant to our 2010 annual incentive bonus compensation plan and their respective employment agreements. The amounts shown in the “Target” column reflect the target cash payment level under their respective employment agreement if the Company and each executive officer achieved all of their specific performance objectives and goals previously approved by our Compensation Committee. The amounts shown in the “Maximum”

column reflect the target payment levels under their respective employment agreements if the Company and each executive officer achieves the maximum of each of the Company objectives and their individual objectives previously approved by our Compensation Committee. Mr. Putnam has no target payment level. The 2010 annual incentive bonus compensation plan is discussed in greater detail in “Compensation Discussion and Analysis.” The actual amounts paid to each named executive officer are shown in the Summary Compensation Table above.

(2)	Because the performance criteria for the performance shares were approved by our Board on February 2, 2011, we have not included these shares in the above table. See * Note to the “Summary Compensation Table” above. The value in the table above for Mr. Mulica’s August 3, 2010 restricted stock grant is based on the closing price per share of the Company’s Common Stock on the grant date ($20.71). Our executive officers will not realize the estimated value of these awards until these awards are vested and exercised or sold.

Description of Awards Granted in 2010

•	Stephen G. Waldis: On December 7, 2010, we granted Mr. Waldis an option to purchase 84,000 shares of our Common Stock.

•	Lawrence R. Irving: On December 7, 2010, we granted Mr. Irving an option to purchase 48,000 shares of our Common Stock.

•	Robert Garcia: On December 7, 2010, we granted Mr. Garcia an option to purchase 48,000 shares of our Common Stock.

•	Christopher Putnam: On December 7, 2010, we granted Mr. Putnam an option to purchase 32,200 shares of our Common Stock.

•	Michael Mulica: On August 3, 2010, we granted Mr. Mulica (i) an option to purchase 140,000 shares of our Common Stock and (ii) 20,000 restricted shares of our Common Stock. On October 27, 2010, we granted Mr. Mulica an option to purchase 75,000 shares of our Common Stock.

With respect to each executive officer (other than Mr. Mulica’s August 3, 2010 grant), the option vests with respect to the first 25% of the shares subject to the option upon completion of 12 months of continuous service after the grant date, and with respect to an additional 1/48 of the shares subject to the option upon completion of each month of continuous service thereafter. With respect to Mr. Mulica’s August 3, 2010 grant, the option vests with respect to the first 50% of the shares subject to the option upon completion of 24 months of continuous service after the grant date, and with respect to an additional 1/48 of the shares subject to the option upon completion of each month of continuous service thereafter.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding each unexercised option and all unvested stock held by each of our named executive officers as of December 31, 2010.

	Option Awards						Stock Awards
	Number of		Number of				Number of		Market Value of
	Securities		Securities				Shares or		Shares or Units of
	Underlying		Underlying		Option		Units of Stock		Stock That
	Unexercised		Unexercised		Exercise	Option	That Have		Have Not
	Options (#)		Options (#)		Price	Expiration	Not Vested		Vested
Name(a)	Exercisable(b)		Unexercisable(c)		($)(d)	Date(e)	(#)(f)		(g)($)(1)

Stephen G. Waldis	80,000	(2)	-0-		8.98	4/3/2016	1,619	(8)	44,243
	56,753	(3)	-0-		12.68	12/5/2016	5,000	(9)	133,500
	38,864	(4)	12,955	(4)	36.10	12/4/2014	21,804	(10)	582,384
	40,000	(5)	40,000	(5)	9.93	12/19/2015
	36,575	(6)	109,725	(6)	14.00	12/1/2016
			84,000	(7)	27.55	12/7/2017
Lawrence R. Irving	50,000	(2)	-0-		8.98	4/3/2016	955	(8)	25,508
	45,000	(2)	-0-		8.98	4/3/2016	2,800	(9)	74,788
	34,052	(3)	-0-		12.68	12/5/2016	7,443	(10)	198,802
	22,910	(4)	7,635	(4)	36.10	12/4/2014
	22,400	(5)	22,400	(5)	9.93	12/19/2015
	13,763	(6)	41,287	(6)	14.00	12/1/2016
			48,000	(7)	27.55	12/7/2017
Robert Garcia	312	(11)	-0-		0.29	2/5/2014	1,023	(8)	27,324
	38,416	(12)	-0-		1.84	4/12/2015	4,900	(9)	130,879
	75,000	(2)	-0-		8.98	4/3/2016	13,208	(10)	352,785
	45,000	(2)	-0-		8.98	4/3/2016
	34,052	(3)	-0-		12.68	12/5/2016
	24,546	(4)	8,181	(4)	36.10	12/4/2014
	39,200	(5)	39,200	(5)	9.93	12/19/2015
	24,138	(6)	72,413	(6)	14.00	12/1/2016
			48,000	(7)	27.55	12/1/2017
Christopher Putnam	3,205	(13)	-0-		0.29	12.6.2014	409	(8)	10,924
	66,079	(2)	-0-		8.98	4/3/2016	1,000	(9)	26,710
	25,148	(2)			8.98	4/3/2016	7,443	(10)	198,802
	22,701	(3)			12.68	12/5/2016
	9,818	(4)	3,273	(4)	36.10	12/4/2014
	8,000	(5)	8,000	(5)	9.93	12/19/2015
	13,763	(6)	41,288	(6)	14.00	12/1/2016
			32,200	(7)	27.55	12/7/2017
			160,000	(14)	19.32	8/3/2017
Michael Mulica			75,000	(15)	20.71	10/27/2017	20,000	(16)	534,200

(1)	Computed in accordance with SEC rules as the number of unvested shares multiplied by the closing market price per share of our Common Stock at the end of fiscal year 2010. The actual value (if any) to be realized by the executive officer depends on whether the shares vest and the future performance of our Common Stock. On December 31, 2010, the closing price of our Common Stock was $26.71 per share. Each of the options and restricted shares automatically vest if we are acquired and the officer is either involuntarily terminated or voluntarily resigns as discussed in more detain below under “Severance and Change in Control Arrangements.”

(2)	Messrs. Waldis, Irving, Putnam and Garcia received a grant of an option to purchase shares of our Common Stock under our 2000 Stock Plan on April 3, 2006. Starting with April 3, 2007, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, each option became fully exercisable on April 3, 2010.

(3)	Messrs. Waldis, Irving, Putnam and Garcia received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 5, 2006. Starting with December 5, 2007, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, each option became fully exercisable on December 5, 2010.

(4)	Messrs. Waldis, Irving, Garcia and Putnam received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 4, 2007. Starting with December 4, 2008, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will be fully exercisable four years after the date of grant.

(5)	Messrs. Waldis, Irving, Garcia and Putnam received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 19, 2008. Starting with December 2, 2009, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will be fully exercisable four years after the date of grant.

(6)	Messrs. Waldis, Irving, Garcia and Putnam received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 1, 2009. Starting with December 1, 2010, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will be fully exercisable four years after the date of grant.

(7)	Messrs. Waldis, Irving, Garcia and Putnam received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on December 7, 2010. Starting with December 7, 2011, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, the option will be fully exercisable four years after the date of grant.

(8)	Messrs. Waldis, Irving, Garcia and Putnam received a grant of restricted shares of our Common Stock under our 2006 Equity Incentive Plan on December 4, 2007. Starting with December 4, 2008, 25% of the shares vested. Thereafter, 1/48th of the shares vest when each additional month of continuous service is completed. As a result, the shares will fully vest four years after the date of grant.

(9)	Messrs. Waldis, Irving, Garcia and Putnam received a grant of restricted shares of our Common Stock under our 2006 Equity Incentive Plan on December 19, 2008. Starting with December 4, 2009, 25% of the shares vest. Thereafter, 1/48th of the shares vest when each additional month of continuous service is completed. As a result, the shares will fully vest four years after the date of grant.

(10)	Messrs. Waldis, Irving, Garcia and Putnam received an award of performance-based restricted shares of our Common Stock under our 2006 Equity Incentive Plan on December 1, 2009. These shares were issued based on our 2010 financial performance on February 1, 2011. Under the terms of this grant, one-third of the shares vested as of the date the shares were issued, and one-third of the shares vest on each of December 31, 2011 and December 31, 2012. As a result, the shares will fully vest on December 31, 2012.

(11)	Mr. Garcia received a grant of an option to purchase shares of our Common Stock under our 2000 Stock Plan on February 19, 2004. Starting on February 19, 2005, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, each option became fully exercisable on February 19, 2008.

(12)	Mr. Garcia received a grant of an option to purchase shares of our Common Stock under our 2000 Stock Plan on April 12, 2005. Starting on January 3, 2006, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, each option became fully exercisable on April 12, 2009.

(13)	Mr. Putnam received a grant of an option to purchase shares of our Common Stock under our 2000 Stock Plan on December 21, 2004. Starting on December 6, 2005, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, each option became fully exercisable on December 6, 2008.

(14)	Mr. Mulica received a grant of an option to purchase shares of our Common Stock under our 2010 New Hire Equity Incentive Plan on August 3, 2010. Starting on July 19, 2012, each option could be exercised for a number of shares equal to 50% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, each option will become fully exercisable four years after the date of grant.

(15)	Mr. Mulica received a grant of an option to purchase shares of our Common Stock under our 2006 Equity Incentive Plan on October 27, 2010. Starting on October 27, 2011, each option could be exercised for a number of shares equal to 25% of the total amount of shares under the option. Thereafter, each option becomes exercisable for an additional 1/48th of the total number of shares when each additional month of continuous service is completed. As a result, each option will become fully exercisable four years after the date of grant.

(16)	Mr. Mulica received a grant of restricted shares of our Common Stock under our 2010 New Hire Equity Incentive Plan on August 3, 2010. Starting with July 19, 2012, 50% of the shares will vest. Thereafter, 1/48th of the shares will vest when each additional month of continuous service is completed. As a result, the shares will fully vest four years after the date of grant.

Option Exercises and Stock Vested

The following table shows the number of shares acquired upon exercise of options by each named executive officer during the year ended December 31, 2010 and the number of shares of restricted stock held by each named executive officer that vested during the year ended December 31, 2010.

	Option Awards		Stock Awards
	Number of		Number of
	Shares	Value	Shares	Value
	Acquired on	Realized on	Acquired on	Realized on
	Exercise	Exercise	Vesting	Vesting
Name(a)	(#)(b)	($)(c)	(#)(d)	($)(e)(1)

Stephen G. Waldis	—	—	6,724	132,765
Lawrence R. Irving	—	—	3,887	76,789
Robert Garcia	—	—	11,255	210,581
Christopher Putnam	32,500	363,701	2,035	39,849
Michael Mulica	—	—	—	—

(1)	For stock awards, value realized is based on the fair market value of our Common Stock on date of vesting. For option awards, value realized is based on the fair market value of our Common Stock on date of exercise minus the exercise price. In neither case do the amounts set forth above necessarily reflect proceeds actually received by the executive officer.

Severance and Change in Control Arrangements

We have entered into employment agreements with our executive officers that contain severance/change in control provisions as described below, each of which expires on December 31, 2011. Each agreement automatically renews for addition twelve-month periods unless the Company provides written notice of its intent not to renew the agreement prior to the end of such term or renewal term. These individuals will only be eligible to receive severance payments if each such officer signs a general release of claims following an eligible termination. These severance arrangements are designed to promote stability and continuity of senior management. Under his employment agreement, if an executive officer dies, his estate will receive an amount equal to his target cash incentive bonus for the fiscal year in which his death occurred, prorated based on the number of days he was employed by the Company during that fiscal year. If an executive officer’s employment with the Company ends due to a Permanent Disability (as defined in his employment agreement), he shall be entitled to receive an amount equal to his target cash incentive bonus for the fiscal year in which his employment with the Company ended, prorated based on the number of days he was employed by the Company during that fiscal year. If an executive officer or his personal representative elects to continue health insurance coverage under COBRA for the executive officer and his dependents following the termination of his employment due to Permanent Disability, then the Company will pay the monthly premium under COBRA until the earliest of (a) the close of the 24-month period following the termination of his employment with the Company, (b) the expiration of his continuation coverage under COBRA or (c) the date he becomes eligible for substantially equivalent health insurance coverage in connection with new employment.

Stephen G. Waldis.  If prior to, or more than 12 months following, the occurrence of a change in control of the Company, Mr. Waldis’ employment is terminated for reasons other than cause or permanent disability, he shall receive a lump sum severance payment equal to two times his base salary, plus two times his average bonus received in the immediately preceding two years and, if Mr. Waldis resigns for good reason, the severance payment will be one and one-half times his base salary and average bonus. If within 12 months following a change in control, Mr. Waldis is terminated for reasons other than cause or permanent disability, or Mr. Waldis terminates his employment for good reason, he shall receive a lump sum severance payment equal to 2.99 times his base salary in effect at the time, plus two times his average bonus received in the immediately preceding two years.

Lawrence R. Irving, Robert Garcia and Michael Mulica.  If prior to, or more than 12 months following, the occurrence of a change in control of the Company, Messrs. Irving, Garcia or Mulica’s employment is terminated for reasons other than cause or permanent disability, he shall receive a lump sum severance payment equal to one and one-half times his base salary, plus one and one-half times his average bonus received in the immediately preceding two years and, if Mr. Irving, Garcia or Mulica resigns for good reason, the severance payment will be one times his base salary and average bonus. If within 12 months following a change in control, Mr. Irving, Garcia or Mulica is terminated for reasons other than cause or permanent disability, or Mr. Irving, Garcia or Mulica terminates his employment for good reason, he shall receive a lump sum severance payment equal to two times his base salary in effect at the time, plus two times his average bonus received in the immediately preceding two years.

Christopher Putnam.  If prior to, or more than 12 months following, the occurrence of a change in control of the Company, Mr. Putnam’s employment is terminated for reasons other than cause or permanent disability, he shall receive a lump sum severance payment equal to one and one-half times his base salary, plus all unpaid sales commissions earned by Mr. Putnam as of the time of the termination of his employment, and, if Mr. Putnam resigns for good reason, the severance payment will be one times his base salary plus all unpaid sales commissions earned by Mr. Putnam as of the time of the termination of his employment. If within 12 months following a change in control, Mr. Putnam is terminated for reasons other than cause or permanent disability, or Mr. Putnam terminates his employment for good reason, he shall receive a lump sum severance payment equal to two times his base salary in effect at the time, plus all unpaid sales commissions earned by Mr. Putnam as of the time of the termination of his employment.

Our Compensation Committee of our Board of Directors, as plan administrator of our 2000 Stock Plan and, 2006 Equity Incentive Plan and 2010 New Hire Equity Incentive Plan, has the authority to provide for accelerated vesting of the shares of common stock subject to outstanding options held by our named executive officers and any other person in connection with certain changes in control of the Company.

In April 2006, our Compensation Committee approved agreements with each of Stephen G. Waldis, our President, Chief Executive Officer and Chairman, Lawrence R. Irving, our Chief Financial Officer and Treasurer, Robert Garcia, our Chief Operating Officer, and Christopher Putnam, our Executive Vice President of Sales, to provide that, effective upon the closing of our initial public offering, each of their outstanding options and restricted shares will vest and become exercisable in full if the officer’s employment is Involuntarily Terminated (as defined below) within twelve (12) months following a Change in Control (as defined below). Involuntary Termination includes the executive officer’s (i) discharge without cause or (ii) resignation following a change in position that materially reduces the officer’s level of authority or responsibility, a reduction in compensation or benefits, or relocation of the optionee’s workplace. A Change in Control includes: (i) a merger of the Company after which our own stockholders own 50% or less of the surviving corporation or its parent company; (ii) a sale of all or substantially all of our assets; (iii) a proxy contest that results in the replacement of more than one-half of our directors over a 24 month period; or (iv) an acquisition of 50% or more of our outstanding stock by any person or group, other than a person related to the Company, such as a holding company owned by our stockholders. Upon joining the Company, we agreed to provide Michael Mulica, currently our Executive Vice President of Business Development and Corporate Strategy, with the same vesting right with respect to any grants of options or restricted shares in the event of his Involuntary Termination within 12 months after a Change in Control as is provided for the above executive officers.

Estimated Payments and Benefits

The table below reflects the potential payments and benefits to which the named executive officers would be entitled under our change in control severance plan adopted by our Board. There are no agreements, arrangements or plans that entitle executive officers to severance, perquisites, or other enhanced benefits in connection with the termination of their employment other than pursuant to the change in control severance plan described above. The amounts shown in the table below assume that each termination was effective as of December 31, 2010, and that all eligibility requirements under the change in control severance plan were met.

			Termination		Termination Without
		Voluntary	Without	Termination	Cause or Resignation	Change in
		Resignation/	Cause	Due to	Following a Trigger	Control (no
		Termination	Prior to Change	Death or	Event After a Change	Termination of
Name	Benefit	for Cause	in Control	Disability	in Control	Employment)

Stephen G. Waldis	Severance(1)($)	-0-	1,317,205	325,000	2,013,700	-0-
	Option Acceleration(2)	-0-	-0-	-0-	1,873,607	-0-
	Restricted Stock Acceleration(3)($)	-0-	-0-	-0-	759,178	-0-
	Health, and Welfare(4)($)	9,615	9,615	33,996	9,615	-0-

	Total Value ($)	$9,615	1,326,820	$358,996	$4,656,100	$-0-

Lawrence R. Irving	Severance(1)($)	-0-	573,157	147,500	825,200	-0-
	Option Acceleration(2)	-0-	-0-	-0-	788,617	-0-
	Restricted Stock Acceleration(3)($)	-0-	-0-	-0-	299,045	-0-
	Health and Welfare(4)($)	5,673	5,673	30,053	5,673	-0-

	Total Value($)	$5,673	$578,830	$177,553	$1,918,535	$-0-

Robert Garcia	Severance(1)($)	-0-	626,235	161,500	898,000	-0-
	Option Acceleration(2)	-0-	-0-	-0-	1,460,993	-0-
	Restricted Stock Acceleration(3)($)	-0-	-0-	-0-	510,962	-0-
	Health and Welfare(4)($)	6,212	6,212	30,592	6,212	-0-

	Total Value($)	$6,212	$632,447	$192,092	$2,876,167	$-0-

Christopher Putnam	Severance(1)($)	-0-	991,191	133,040	631,008	-0-
	Option Acceleration(2)	-0-	-0-	-0-	601,226	-0-
	Restricted Stock Acceleration(3)($)	-0-	-0-	-0-	236,410	-0-
	Health and Welfare(4)($)	4,423	4,423	28,803	4,423	-0-

	Total Value($)	$4,423	$995,614	$161,843	$1,473,067	$-0-

Michael Mulica	Severance(1)($)	-0-	750,000	250,000	1,050,050	-0-
	Option Acceleration(2)	-0-	-0-	-0-	1,632,400	-0-
	Restricted Stock Acceleration(3)($)	-0-	-0-	-0-	534,200	-0-
	Health and Welfare(4)($)	9,615	9,615	33,995	9,615	-0-

	Total Value($)	$9,615	$759,615	$283,995	$3,226,265	$-0-

(1)	For purposes of valuing the severance and vacation payments in the table above, we used each executive’s base salary at the end of 2010.

(2)	The value of option acceleration shown in the table above was calculated based on the assumption that the officer’s employment termination and the change of control (if applicable) occurred on December 31, 2010. The value of the vesting acceleration was calculated by multiplying the number of unvested shares subject to each option by the difference between the closing price of our Common Stock on December 31, 2010, and the exercise price of the option.

(3)	The value of restricted stock acceleration shown in the table above was calculated based on the assumption that the executive officer’s employment and the change of control (if applicable) occurred on December 31, 2010. The value of the vesting acceleration was calculated by multiplying the number of unvested shares subject to each restricted stock grant by the closing price of our Common Stock on December 31, 2010.

(4)	Amounts reflects two times the current cost to the Company of the individual’s health and welfare benefits per year, as set forth in each individual executive’s employment agreement.

Report of the Audit Committee(1)

The Audit Committee of the Board consists of the three non-employee directors named below. The Board annually reviews the Nasdaq listing standards’ definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard. The Board has also determined that Thomas J. Hopkins and Donnie M. Moore are audit committee financial experts as described in applicable rules and regulations of the Securities and Exchange Commission.

The principal purpose of the Audit Committee is to assist the Board in its general oversight of the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. The Audit Committee is responsible for selecting and engaging the Company’s independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The Audit Committee’s function is more fully described in its Charter, which the Board has adopted and which the Audit Committee reviews on an annual basis.

The Company’s management is responsible for preparing the Company’s financial statements and the Company’s financial reporting process. Ernst & Young LLP, the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.

The Audit Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 (the “10-K”).

The Audit Committee has also reviewed and discussed with Ernst & Young LLP the audited financial statements in the 10-K. In addition, the Audit Committee discussed with Ernst & Young LLP those matters required to be discussed by Statement on Auditing Standards No. 61, as amended or supplemented, entitled “Communications with Audit Committees.” Additionally, Ernst & Young LLP provided to the Audit Committee the written disclosures and the letter required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence). The Audit Committee also discussed with Ernst & Young LLP its independence from the Company.

Based upon the review and discussions described above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 10-K for filing with the United States Securities and Exchange Commission.

Submitted by the following members of the Audit
Committee:

Donnie M. Moore, Chairman
William J. Cadogan
Thomas J. Hopkins

(1) The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Synchronoss Technologies, Inc. under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Equity Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information as of March 15, 2011 with respect to the beneficial ownership of our Common Stock by persons known to us to own beneficially more than 5% of our Common Stock, each of our directors, our executive officers named in the Summary Compensation Table, and all of our executive officers and directors as a group. We have no other class of equity securities outstanding.

As of March 15, 2011, 37,581,401 shares of our Common Stock were outstanding. The amounts and percentages of our Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission (“SEC”) governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of securities as to which such person has no economic interest.

	Beneficially
Name of Beneficial Owner(**)	Owned(1)		Percent(2)

Stephen G. Waldis	1,624,763	(3)	4.3%
James M. McCormick	3,521,848	(4)	14.6%
William J. Cadogan	309,593	(5)	*
Charlie E. Hoffman	78,456	(6)	*
Thomas J. Hopkins	86,377	(7)	*
Donnie M. Moore	64,170	(8)	*
Lawrence R. Irving	323,187	(9)	*
Robert Garcia	336,201	(10)	*
Christopher Putnam	30,369	(11)	*
Michael Mulica	20,000	(12)	*
All executive officers and directors as a group (13 persons)	8,610,442		22.1%
Vertek Corporation 463 Mountain View Drive Colchester, VT 05446	1,988,000	(13)	5.3%
Institutional Venture Partners XI, L.P. 3000 Sand Hill Road Building 2, Suite 250 Menlo Park, CA 94025	3,748,425	(14)	10.0%
FMR LLC 82 Devonshire Street Boston, MA 02109	2,539,788	(15)	6.8%
Wells Fargo & Company 420 Montgomery Street San Francisco, CA 94163	2,836,557	(16)	7.5%
Adage Capital Partners, LP 200 Clarendon Street, 52nd Floor Boston, MA 02116	2,524,288	(17)	6.4%

*	Less than 1% of the shares of Common Stock outstanding as of March 15, 2011.

**	Unless otherwise indicated, the address of each beneficial owner is c/o Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, NJ 08807

(1)	Represents sum of shares owned and shares which may be purchased upon exercise of options exercisable within 60 days of March 15, 2011.

(2)	Any shares not outstanding which are subject to options exercisable within 60 days of March 15, 2011 are deemed outstanding for the purpose of computing the percentage of outstanding shares owned by any person holding such shares but are not deemed outstanding for the purpose of computing the percentage of shares owned by any other person.

(3)	Includes 153,606 shares held by the Waldis Family Partnership, L.P. Includes 10,000 restricted shares granted on October 2, 2006, all of such shares have vested. Includes 7,094 restricted shares granted on December 5, 2006, all of such shares have vested. Includes 6,477 restricted shares granted on December 4, 2007, 25% of such shares vested on December 4, 2008, and 1/48th of such shares will vest for each month of continuous service by Mr. Waldis thereafter. Includes 10,000 restricted shares granted on December 19, 2008, 25% of such shares vested on December 2, 2009, and 1/48th of such shares will vest for each month of continuous service by Mr. Waldis thereafter. Includes 32,706 restricted shares issued on February 2, 2011, one-third of such shares vested upon issuance, and one-third of such shares will vest on December 31, 2011 and December 31, 2012 provided Mr. Waldis has continuous service with the Company. Includes 281,162 shares subject to options exercisable within 60 days of March 15, 2011. Excludes 217,709 shares subject to options not exercisable within 60 days of March 15, 2011.

(4)	Excludes 734,200 shares held in two separate trusts for the benefit of certain of his family members, as to which he has no voting or investment power and disclaims beneficial ownership. Includes 871,896 shares held by a grantor retained annuity trust dated June 11, 2008, of which Mr. McCormick is the trustee. Includes 1,000,000 shares held by a grantor retained annuity trust dated May10, 2010, of which Mr. McCormick is the trustee. Includes 3,586 restricted shares granted on January 3, 2007, all of which shares have vested. Includes 3,335 restricted shares granted on January 5, 2010, 1/3rd of such shares vested on January 5, 2011 and 1/3rd of such shares will vest on each of January 5, 2012 and January 5, 2013 provided Mr. McCormick remains a director. Includes 3,335 restricted shares granted on January 4, 2011, 1/3rd of such shares will vest on each of January 4, 2012, January 4, 2013 and January 4, 2014 provided Mr. McCormick remains a director. Includes 67,500 shares subject to options exercisable within 60 days of March 15, 2011. Excludes 12,500 shares subject to options not exercisable within 60 days of March 15, 2011.

(5)	Includes 3,586 restricted shares granted on January 3, 2007, all of which shares have vested. Includes 3,335 restricted shares granted on January 5, 2010, 1/3rd of such shares vested on January 5, 2011, and 1/3rd of such shares will vest on each of January 5, 2012 and January 5, 2013 provided Mr. Cadogan remains a director. Includes 3,335 restricted shares granted on January 4, 2011, 1/3rd of such shares will vest on each of January 4, 2012, January 4, 2013 and January 5, 2014 provided Mr. Cadogan remains a director. Includes 50,000 shares held by Barbara Cadogan, Mr. Cadogan’s wife. Includes 67,500 shares subject to options exercisable within 60 days of March 15, 2011. Excludes 12,500 shares subject to options not exercisable within 60 days of March 15, 2011.

(6)	Includes 4,286 restricted shares granted on January 3, 2007, all of which shares have vested. Includes 3,335 restricted shares granted on January 5, 2010, 1/3rd of such shares vested on January 5, 2011, and 1/3rd of such shares will vest on each of January 5, 2012 and January 5, 2013 provided Mr. Hoffman remains a director. Includes 3,335 restricted shares granted on January 4, 2011, 1/3rd of such shares will vest on each of January 5, 2012, January 5, 2013 and January 5, 2014 provided Mr. Hoffman remains a director. Includes 67,500 shares subject to options exercisable within 60 days of March 15, 2011. Excludes 12,500 shares subject to options not exercisable within 60 days of March 15, 2011.

(7)	Includes 3,586 restricted shares granted on January 3, 2007, all of which shares have vested. Includes 3,335 restricted shares granted on January 5, 2010, 1/3rd of such shares vested on January 5, 2011 and 1/3rd of such shares will vest on each of January 5, 2012 and January 5, 2013 provided Mr. Hopkins remains a director. Includes 3,335 restricted shares granted on January 4, 2011, 1/3rd of such shares will vest on each of January 5, 2012, January 5, 2013 and January 5, 2014 provided Mr. Hopkins remains a director. Includes 67,500 shares subject to options exercisable within 60 days of March 15, 2011. Excludes 12,500 shares subject to options not exercisable within 60 days of March 15, 2011.

(8)	Includes 3,335 restricted shares granted on January 5, 2010, 1/3rd of such shares vested on January 5, 2011, and 1/3rd of such shares vest on each of January 5, 2012 and January 5, 2013 provided Mr. Moore remains a director. Includes 3,335 restricted shares granted on January 4, 2011, 1/3rd of such shares will vest on each of January 5, 2012, January 5, 2013 and January 5, 2014 provided Mr. Moore remains a director. Includes 57,500 shares subject to options exercisable within 60 days of March 15, 2011. Excludes 12,500 shares subject to options not exercisable within 60 days of March 15, 2011.

(9)	Includes 5,625 restricted shares granted on October 2, 2006, all of such shares have vested. Includes 4,256 restricted shares granted on December 5, 2006, all % of such shares have vested. Includes 3,818 restricted shares granted on December 4, 2007, 25% of such shares will vest on December 5, 2008 and 1/48th of such shares shall vest each month of continuous service by Mr. Irving thereafter. Includes 5,600 restricted shares granted on December 19, 2008, 25% of such shares vested on December 2, 2009, and 1/48th of such shares will vest for each month of continuous service by Mr. Irving thereafter. Includes 11,164 restricted shares issued on February 2, 2011, 1/3rd of such shares vested upon issuance and 1/3rd of such shares will vest on December 31, 2011 and December 31, 2012 provided Mr. Irving has continuous service with the Company. Includes 181,706 shares subject to options exercisable within 60 days of March 15, 2011. Excludes 105,741 shares subject to options not exercisable within 60 days of March 15, 2011.

(10)	Includes 75,000 restricted shares granted on April 3, 2006, all of such shares have vested. Includes 12,383 shares granted on April 5, 2006, all of such shares have vested. Includes 5,625 restricted shares granted on October 2, 2006, all % of such shares have vested. Includes 4,256 restricted shares granted on December 5, 2006, all of such shares have vested. Includes 4,091 restricted shares granted on December 4, 2007, 25% of such shares vested on December 4, 2008, and 1/48th of such shares will vest for each month of continuous service by Mr. Garcia thereafter. Includes 9,800 restricted shares granted on December 19, 2008, 25% of such shares vested on December 2, 2009, and 1/48th of such shares will vest for each month of continuous service by Mr. Garcia thereafter. Includes 19,812 restricted shares issued on February 2, 2011, 1/3rd of such shares vested upon issuance and 1/3rd of such shares will vest on December 31, 2011 and December 31, 2012 provided Mr. Garcia has continuous service with the Company. Includes 302,294 shares subject to options exercisable within 60 days of March 15, 2011. Excludes 146,161 shares subject to options not exercisable within 60 days of March 15, 2011.

(11)	Includes 427 restricted shares granted on December 4, 2007, 25% of such shares vested on December 4, 2008 and 1/48th of such shares shall vest each month of continuous service by Mr. Putnam thereafter. Includes 1,800 restricted shares granted on December 19, 2008, 25% of such shares vested on December 2, 2009, and 1/48th of such shares will vest for each month of continuous service by Mr. Putnam thereafter. Includes 11,164 restricted shares issued on February 2, 2011, 1/3rd of such shares vested upon issuance and 1/3rd of such shares will vest on December 31, 2011 and December 31, 2012 provided Putnam has continuous service with the Company. Includes 16,978 shares subject to options exercisable within 60 days of March 15, 2011. Excludes 75,996 shares subject to options not exercisable within 60 days of March 15, 2011.

(12)	Includes 20,000 restricted shares granted on August 3, 2010, 50% of such shares will vest on July 19, 2011, and 1/48th of such shares will vest for each month of continuous service by Mr. Mulica thereafter. Excludes 235,000 shares subject to options not exercisable within 60 days of March 15, 2011.

(13)	Mr. McCormick, one of our directors, is the Chief Executive Officer and the sole stockholder of Vertek Corporation. Mr. McCormick exercises sole voting and dispositive power with respect to such shares.

(14)	Information on the holdings of Institutional Venture Partners XI, L.P. (“IVP XI”) includes the holdings of Institution Venture Partners XI GmbH & Co. Beteiligungs KG (“IVP XI KG”), Institutional Venture Management XI, LLC (“IVM XI”), Institutional Venture Partners XII, LP (“IVP XII”), Institutional Venture Management XII LLC (“IVM XII”), Todd C. Chaffee, Reid W. Dennis, Norman A. Fogelsong, Stephen J. Harrick, J. Sanford Miller and Dennis B. Phelps (collectively, the “IVP Entities”) and is taken from its Schedule 13G filed on February 2, 2009. The IVP Entities disclaim status as a “group.” Includes: 2,202,410 shares held by IVP XI; 352,590 shares held by IVP XI KG and 1,193,425 shares held by IVP XII. IVM XI serves as the sole general partner of IVP XI and the sole managing limited partner of IVP XI KG, and owns no securities directly. Messrs. Chaffee, Dennis, Fogelsong, Harrick, Miller and Phelps are managing directors of IVM XI and share voting and dispositive power over the shares held by IVP XI and IVP XI KG, however, they own no securities directly and they disclaim beneficial ownership of the shares held by IVP XI and IVP XI KG, except to the extent of their respective pecuniary interests therein. Messrs. Chaffee, Fogelsong, Harrick, Miller and Phelps are managing directors of IVM XII and share voting and dispositive power over the shares held by IVP XII; however, they own no securities directly and they disclaim beneficial ownership of the shares held by IVP XII, except to the extent of their respective pecuniary interests therein.

(15)	Information on the holdings of FMR LLC includes the holdings of Fidelity Management & Research Company (“Fidelity Management”), and is taken from its Schedule 13G filed on February 14, 2011. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity Management, have sole power to dispose of the shares. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d, Chairman of FMR LLC, has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds’ Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds’ Boards of Trustees.

(16)	Information on the holdings of Wells Fargo & Company includes the holdings of Wells Capital Management Inc., Peregrine Capital Management, Inc., Wells Fargo Bank, National Association, Wells Fargo Advisors, LLC, Lowry Hill Investment Advisors, Inc, and Wells Fargo Funds Management, LLC, and is taken from its Schedule 13G filed on January 20, 2011.

(17)	Information on the holdings of Adage Capital Partners, L.P (“ACP”) includes the holdings of Adage Capital Partners GP, L.L.C. (“ACPGP”), general partner of ACP, Adage Capital Advisors, L.L.C. (“ACA”), managing member of ACPGP, and Robert Atchinson & Phillip Gross, managing members of ACA, and is taken from its Schedule 13G filed on February 14, 2011.

Section 16(a) Beneficial Ownership Reporting Compliance

We believe that, during the fiscal year ended December 31, 2010, our directors, executive officers, and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements. In making these statements, we have relied upon a review of the copies of Section 16(a) reports furnished to us and the written representations of our directors, executive officers, and greater than 10% stockholders.

Certain Related Party Transactions

Transactions, arrangements or relationships in which we were, are or will be a participant and the amount involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest are subject to review, approval or ratification by our Board of Directors or a committee composed of members of our Board. Our Audit Committee has the principal responsibility for reviewing related person transactions pursuant to written policies and procedures adopted by our Board, subject to specified exceptions and other than those that involve compensation. In conformance with regulations of the Securities and Exchange Commission, these policies and procedures define related persons to include our executive officers, our directors and nominees to become a director of our company, any person who is known to us to be the beneficial owner of more than 5% of any class of our voting securities, any immediate family member of, or person sharing the household with, any of the foregoing persons, and any firm, corporation or other entity in which any of the foregoing persons is employed, is a general partner or in which such person has a 5% or greater beneficial ownership interest. As set forth in our policies and procedures, it is our general policy that related person transactions shall be consummated or shall continue only if approved or ratified by our Audit Committee or the disinterested members of our Board and only if the terms of the transaction are determined to be in, or not to be inconsistent with, the best interests of our company and our stockholders. The approval of our Compensation Committee is required to approve any transaction that involves compensation to our directors and executive officers. This approval process does not apply to any transaction that is available to all of our employees generally. During 2010, there has not been, nor is there currently proposed, any transaction or series of similar transactions to which we were or are a party in which the amount involved exceeded or exceeds $120,000 and in which any of our directors, executive officers, holders of more than 5% of any class of our voting securities, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest, other than compensation arrangements, which are described where required under “Executive Compensation” and “Director Compensation.”

Other Matters

The Board does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. In addition to the scheduled items of business, the meeting may consider stockholder proposals (including proposals omitted from the Proxy Statement and form of Proxy pursuant to the proxy rules of the SEC) and matters relating to the conduct of the meeting. As to any other business that may properly come before the meeting, it is intended that proxies will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

PROPOSAL 1

ELECTION OF DIRECTOR

Our Board of Directors currently consists of six directors. The director who is nominated for election to the Board of Directors this year, his age as of April 1, 2011, his position and office held with the Company and certain biographical information are set forth below. The director to be elected will hold office until the 2014 Annual Meeting of Stockholders and until his successor is elected, or until such director’s death, resignation or removal. The nominee listed below is currently a director of the Company who was previously elected by the stockholders. It is the Company’s policy to encourage nominees for director to attend the Annual Meeting.

Directors are elected by a plurality of the votes cast at the Annual Meeting, meaning the nominee receiving the most “For” voting (among votes properly cast in person or by proxy) will be elected. An instruction to “Withhold” authority to vote for the nominee will result in the nominees receiving fewer votes, but will not count as a vote against the nominee. Abstentions and “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) will have no effect on the outcome of the election of candidate for director. Because the election of director is not a matter on which a broker or other nominee is generally empowered to vote, broker non-votes are expected to exist in connection with this matter. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the nominee named below. If the nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by our current Board of Directors, if any. The person nominated for election has agreed to serve if elected. We have no reason to believe that the nominee will be unable to serve.

Director Qualifications.  The following paragraphs provide information as of the date of this proxy statement about each member of our Board of Directors, including the nominee. The information presented includes information each director has provided about his age, positions he currently holds, his business experience for the past ten years, and other publicly-held companies, if any, of which he currently serves as a director or has served as a director during the past ten years. In addition to the information presented below regarding each director’s experience and qualifications that lead our Board of Directors to the conclusion that he should serve as a director of our Company, we also believe that all of our directors have a reputation for integrity and adherence to high ethical standards. Each of our directors has demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to the Company and our Board of Directors.

Name	Age	Position Held with the Company

Thomas J. Hopkins	54	Director

Nominees

Thomas J. Hopkins, 54, has been a member of our Board of Directors since December 2004. Mr. Hopkins is a Managing Director of Colchester Capital, LLC, an investment and advisory firm. Prior to Colchester Capital, Mr. Hopkins was involved in investment banking, principally at Deutsche Bank (and its predecessor Alex, Brown & Sons), Goldman, Sachs & Co. and Bear Stearns. He began his investment banking career at Drexel Burnham Lambert. Prior to investment banking, Mr. Hopkins was a lawyer for several years. Mr. Hopkins received a bachelor of arts degree from Dartmouth College, a juris doctorate from Villanova University School of Law and a master in business administration degree from the Wharton School at the University of Pennsylvania. We believe Mr. Hopkins’ qualifications to sit on our Board of Directors include his extensive financial expertise and his years of experience providing strategic advisory services to complex organizations.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF
THE NOMINEE NAMED ABOVE STANDING FOR ELECTION.

Continuing Directors — Term Ending in 2013

Charles E. Hoffman, 62, has been a member of our Board of Directors since June 2006. From 2001 until 2008, Mr. Hoffman was President and Chief Executive Officer of Covad Communications Group, Inc. Prior to 2001, Mr. Hoffman was President and Chief Executive Officer of Rogers AT&T. Prior to his time with Rogers, Mr. Hoffman served as President, Northeast Region, for Sprint PCS. Preceding his time with Sprint PCS, Mr. Hoffman spent 16 years at SBC Communications in various senior management positions, including Managing Director-Wireless for SBC International. Mr. Hoffman also serves as a director of Tollgrade Communications Inc. Mr. Hoffman received a bachelor of science degree and a master in business administration degree from the University of Missouri, St. Louis. We believe Mr. Hoffman’s qualifications to sit on our Board of Directors include his diversified background of managing and directing both private and public technology-based companies.

James M. McCormick, 51, is a founder of Synchronoss, has been a member of our Board of Directors since our inception in 2000 and served as our Treasurer from September 2000 until December 2001. Mr. McCormick is founder and Chief Executive Officer of Vertek Corporation. Prior to founding Vertek in 1988, Mr. McCormick was a member of the Technical Staff at AT&T Bell Laboratories. Mr. McCormick received a bachelor of science in computer science from the University of Vermont and a master of science degree in computer science from the University of California — Berkeley. We believe Mr. McCormick’s qualifications to sit on our Board of Directors include his over 25 years in the consulting, telecommunications and services business, including as one of our founders.

Donnie M. Moore, 62, has been a member of our Board of Directors since April 2007. From 1989 until his retirement in 2001, Mr. Moore was Senior Vice President, Finance and Administration and Chief Financial Officer for Cognos Incorporated, a publicly-held company providing business intelligence and performance management solutions. From 1986 to 1989, Mr. Moore was Vice President, Finance and Chief Financial Officer of Cognos. Before joining Cognos, Mr. Moore held various positions at the Burroughs Corporation from 1973 to 1986, including Corporate Director, Plans and Analysis. Mr. Moore holds a bachelor of science degree in engineering from the University of Oklahoma and a master in business administration degree from the University of Houston. We believe Mr. Moore’s qualifications to sit on our Board of Directors include his extensive experience in the software industry and his financial expertise.

Continuing Directors — Term Ending in 2012

William J. Cadogan, 62, has been a member of our Board of Directors since October 2005. From April 2001 until December 2006, Mr. Cadogan served as a Senior Managing Director with Vesbridge Partners, LLC, formerly St. Paul Venture Capital, a venture capital firm. Mr. Cadogan served as Chief Executive Officer and Chairman of the board of directors of Mahi Networks, Inc., a leading supplier of multi-service optical transport and switching solutions, from November 2004 until its merger with Meriton Networks in October 2005. Prior to joining St. Paul Venture Capital in April 2001, Mr. Cadogan was Chairman and Chief Executive Officer of Minnesota-based ADC, Inc., a leading global supplier of telecommunications infrastructure products and services. Mr. Cadogan received a bachelor’s degree in electrical engineering from Northeastern University and a master in business administration degree from the Wharton School at the University of Pennsylvania. We believe Mr. Cadogan’s qualification to sit on our Board of Directors include his experience as a CEO leading complex global organizations, combined with his operational and corporate governance expertise.

Stephen G. Waldis, 43, has served as Chairman of the Board of Directors since February of 2001 and has served as our President and Chief Executive Officer since founding Synchronoss in 2000. From 1994 to 2000, Mr. Waldis served as Chief Operating Officer at Vertek Corporation, a privately held professional services company serving the telecommunications industry (“Vertek”). From 1992 to 1994, Mr. Waldis served as Vice President of Sales and Marketing of Logical Design Solutions, a provider of telecom and interactive solutions. From 1989 to 1992, Mr. Waldis worked in various technical and product management roles at AT&T. Mr. Waldis received a degree in corporate communications from Seton Hall University. We believe Mr. Waldis’ qualifications to sit on our Board of Directors include his extensive experience in the software and services industry including as our President and Chief Executive Officer and one of our founders.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed Ernst & Young LLP, independent registered public accounting firm, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 and has further directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Ernst & Young LLP has audited the Company’s financial statements since its formation in 2000. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither the Company’s Bylaws nor other governing documents or law require stockholder ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm. However, the Board is submitting the appointment of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP, as the independent registered public accounting firm of the Company for its fiscal year ended December 31, 2011, the Company must receive a “For” vote from the majority of all the outstanding shares that are present in person or represented by proxy and cast either affirmatively or negatively at the Annual Meeting. Abstentions and broker non-votes will not be counted “For” or “Against” the proposal and will have no effect on the proposal. Because this is a matter on which a broker or other nominee is generally empowered to vote, broker non-votes are not expected to exist in connection with this matter.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

The following table represents aggregate fees billed to the Company for fiscal years ended December 31, 2010 and December 31, 2009 by Ernst & Young LLP, the Company’s principal accountant.

	Fiscal Year Ended
	2010	2009
	(In thousands)

Audit Fees(1)	$845	$786
Audit Related Fees(2)	23	-0-
Tax Fees	-0-	-0-
All Other Fees	-0-	-0-

Total Fees	$868	$786

(1)	For professional services rendered for the audits of annual financial statements, including the audit of annual financial statements for the years ended December 31, 2010 and 2009. For 2010, the audit fees include the review of quarterly financial statements included in the Company’s quarterly reports on Form 10-Q and other regulatory filings or similar engagements and the review of financial statements of FusionOne, Inc. in connection with the Company’s acquisition of FusionOne. For 2009, the audit fees also include a review of financial statements of Wisor Telecom Corp. in connection with the Company’s acquisition of Wisor.

(2)	Includes fees which are for assurance and related services other than those included in Audit Fees.

All services described above for 2010 were approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services rendered by Ernst & Young LLP, our independent registered public accounting firm. The Audit Committee can pre-approve specified services in defined categories of audit services, audit-related services and tax services up to specified amounts, as part of the Audit Committee’s approval of the scope of the engagement of Ernst & Young LLP or on an individual case-by-case basis before Ernst & Young LLP is engaged to provide a service. The Audit Committee has determined that the rendering of the services other than audit services by Ernst & Young LLP is compatible with maintaining the principal accountant’s independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

PROPOSAL 3

APPROVAL OF AN AMENDMENT TO THE
SYNCHRONOSS TECHNOLOGIES, INC. 2006 EQUITY INCENTIVE PLAN

The Board of Directors unanimously recommends that stockholders approve an amendment to the Company’s 2006 Equity Incentive Plan (the “2006 Plan”) to increase the maximum total number of shares of Common Stock we may issue under the 2006 Plan by 3,000,000 shares.

In 2010, we increased our employee population from 511 employees to 758 employees, or by almost 50%. We anticipate continued growth through 2011 and in the future. Equity awards are used as compensation vehicles by most, if not all, of the companies with which we compete for talent, and we believe that providing equity awards is critical to attract and retain key contributors. Accordingly, our Board has approved an increase to the share reserve to ensure a sufficient number of shares will be available for recruiting and retention purposes. Should stockholder approval of this Proposal 3 not be obtained, no additional shares will be added to the share reserve under the 2006 Plan.

The effect of the proposed share increase would be as follows:

Equity Compensation Plan Information

The following table presents information as of December 31, 2010 with respect to shares of our Common Stock that may be issued under our existing equity compensation plans.

		Weighted-Average
	Number of Securities to be Issued	Exercise Price of	Number of Securities Remaining Available for
	Upon Exercise of Outstanding	Outstanding Options,	Future Issuance Under Equity Compensation
Equity Compensation Plan	Options, Warrants and Rights	Warrants and Rights	Plans (Excluding Securities Reflected in Column (a))
Information Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	5,233,167 (2)	$16.17 (3)	1,217,284 (4)
Equity compensation plans not approved by security holders(5)	328,000	$19.32	-0-

(1)	Consists of the 2000 Stock Plan, 2006 Equity Incentive Plan and Employee Stock Purchase Plan.

(2)	Includes approximately 177,750 shares of our Common Stock subject to performance-based restricted stock awards that vest over the recipient’s period of service or achievement of performance goals. Includes no purchase rights accruing under the Employee Stock Purchase Plan as no such purchase rights have been granted to date.

(3)	Calculated without taking into account the approximately 177,750 shares of our Common Stock subject to performance-based restricted stock awards.

(4)	Includes shares of our Common Stock available for future issuance under the 2006 Equity Incentive Plan and Employee Stock Purchase Plan. As of December 31, 2010, 1,217,284 shares of our Common Stock were available for future issuance under the 2006 Equity Incentive Plan. As of December 31, 2010, 500,000 shares of Common Stock were available for issuance under the Employee Stock Purchase Plan. No shares are available for future issuance under the 2000 Stock Plan.

(5)	Consists of the 2010 New Hire Equity Incentive Plan adopted in connection with the acquisition of FusionOne, Inc.

In 2010, our stockholders approved certain changes to 2006 Plan, including the manner in which the plan’s share-counting provisions operate, eliminate our ability to reprice or lower the exercise price of outstanding options and stock appreciation rights (“SARs”) without first obtaining stockholder approval of such a program, imposing a 7-year maximum term for options and SARs, and providing that for every award of restricted stock or stock units, we deduct 1.50 shares from the plan’s share reserve (and one share from the share reserve for each share issued pursuant to a stock option or SAR).

The principal terms and provisions of the 2006 Plan, including a description of the performance goals, the class of employees eligible to receive awards and the maximum amount of compensation that can be paid under the 2006 Plan, are summarized below. The summary, however, is not intended to be a complete description of all the terms of the 2006 Plan. The 2006 Plan has been filed with the SEC as an attachment to this proxy statement and may be accessed from the SEC’s website at www.sec.gov. The following summary is qualified in its entirety by reference to the complete text of the 2006 Plan. A copy of the 2006 Plan will be furnished by the Company to any stockholder upon written request to the Corporate Secretary at the executive offices in Bridgewater, New Jersey. To the extent there is a conflict between this summary and the 2006 Plan, the terms of the 2006 Plan will govern.

Required Vote

The affirmative vote of the holders of a majority of votes cast either in person or by proxy at the Annual Meeting will be required to approve the amendments to the 2006 Plan. Abstentions and broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this Proposal 3 has been approved.

Material Terms of 2006 Plan

Structure.  Five separate types of equity compensation may be issued under the 2006 Plan. First, stock options may be granted to eligible individuals under the 2006 Plan. Stock options give optionees the right to purchase shares of our Common Stock at an exercise price determined at the time the option is granted. Second, direct issuances of restricted stock may be made to eligible persons under the 2006 Plan. Persons receiving direct issuances of restricted stock may acquire shares of our Common Stock at a price determined by our Compensation Committee or as a bonus for the performance of services. We sometimes refer to restricted stock awards that are subject to performance-vesting conditions as “performance share” awards. Third, SARs may be granted to eligible persons under the 2006 Plan. A SAR allows eligible persons to benefit from increases in the value of our Common Stock. Fourth, stock units may be issued to eligible persons under the 2006 Plan. Stock units allow persons to obtain shares of our Common Stock without any cash consideration. Fifth, stock options and restricted stock are granted automatically to the non-employee members of our Board of Directors under the Annual Director Grant Program (see “Annual Director Grant Program” below).

Administration.  Our Compensation Committee, which is currently comprised of three outside members of our Board, administers the 2006 Plan. Compensation Committee members serve for such period of time as our Board may determine. The 2006 Plan may also be administered with respect to optionees who are not executive officers subject to the short-swing liability rules of the federal securities laws by our Board or a secondary committee comprised of one or more members of our Board of Directors. Our Compensation Committee (or our Board or secondary committee to the extent acting as plan administrator) has full authority (subject to the express provisions of the 2006 Plan) to determine the eligible individuals who are to receive awards under the 2006 Plan, the number of shares to be covered by each granted award, the date or dates on which an option or SAR is to become exercisable or other award is to vest, the maximum term for which an award is to remain outstanding, whether a granted option will be an incentive stock option that satisfies the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”) or a non-statutory option not intended to meet such requirements, and the other provisions of each award. Our Compensation Committee also has the discretionary authority at any time to accelerate the vesting of any and all awards under the 2006 Plan or to provide for accelerated vesting in connection with death, disability, retirement, or similar events, or in connection with a change in control of the Company.

Eligibility.  Employees (including officers), directors and consultants who render services to us or our subsidiary corporations (whether now existing or subsequently established) are eligible to receive awards under the 2006 Plan. However, only non-employee directors are eligible to participate in the Annual Director Grant Program (see “Annual Director Grant Program” below). As of March 15, 2011, approximately 840 persons (including 8 executive officers and 5 non-employee directors) were eligible to participate in the 2006 Plan.

Securities Subject to 2006 Plan.  Since its adoption in connection with our initial public offering, including shares that have become available under the 2006 Plan as a result of cancellation or expiration of awards originally granted under the predecessor stock plan to our 2006 Plan plus an aggregate of 5,000,000 shares approved by our stockholders in 2008 and 2010, and excluding the share increase for which we now seek stockholder approval, an aggregate of approximately 7,690,000 shares of Common Stock have become available for issuance under the 2006 Plan. Of these, as of March 15, 2011, approximately 1,306,000 shares have been issued upon exercise of options, settlement of RSUs or pursuant to vested restricted/performance share awards; approximately 4,266,512 shares are subject to outstanding options (with exercise prices ranging from $6.04 to $38.62 a weighted average exercise price of $17.70 per share and expiration dates ranging from 2014 to March 2018); no shares are subject to outstanding SARs; approximately 282,000 shares are subject to unvested/unsettled RSUs; approximately 400,000 shares are outstanding pursuant to unvested restricted/performance share awards; and approximately 1,100,000 shares remain available for issuance pursuant to awards to be granted under the 2006 Plan.

Should an option or award under the 2006 Plan (including any options or shares incorporated from the Company’s 2000 Stock Plan) expire or terminate for any reason prior to exercise in full or should restricted shares acquired upon exercise of an option or award under the 2006 Plan or the 2000 Stock Plan be repurchased by us for any reason, the shares subject to the termination or repurchase will be available for subsequent options or awards under the 2006 Plan.

For purposes of determining the number of shares of Common Stock remaining available for issuance under the 2006 Plan, for each share issued pursuant a stock option or SAR, one share is deducted from the share reserve under the 2006 Plan, and for each share issued pursuant to an award of restricted stock or stock units, 1.50 shares are deducted from the share reserve under the 2006 Plan.

In addition, we operate the 2006 Plan using restrictive share-counting provisions. Accordingly, if shares subject to an award granted under the 2006 Plan are not delivered to a participant because (a) the award is exercised through a reduction in the number of shares subject to the award (a “net exercise”), (b) the appreciation distribution upon exercise of a SAR is paid in shares of Common Stock, or (c) shares are withheld in satisfaction of applicable withholding taxes, then the shares not delivered to the holder will not remain available for subsequent issuance under the 2006 Plan. Finally, if the exercise price of an option or SAR is satisfied by tendering shares of Common Stock held by a participant, the number of shares so tendered will not remain available for subsequent issuance under the 2006 Plan.

Limitations.  No one person participating in the 2006 Plan may be granted during any one fiscal year of the Company options or SARs covering more than 2,000,000 shares of our Common Stock in the aggregate. However, we may grant to a new employee options or SARs covering a maximum of 3,000,000 shares in the fiscal year in which his or her service as an employee first begins. In no event shall more than 2,000,000 restricted shares and more than 2,000,000 stock units that are subject to performance-vesting conditions be granted to any participant in a single fiscal year of the Company.

Option Grants

Price and Exercisability.  The option exercise price per share may not be less than 100% of the fair market value of our Common Stock on the grant date. Options become exercisable at such time or times and during such period as our Compensation Committee may determine and set forth in the instrument evidencing the option grant. The exercise price may be paid in cash or in shares of Common Stock. Options may also be exercised through a same-day sale program, pursuant to which a designated brokerage firm is to effect the immediate sale of the shares purchased under the option and pay over to us, out of the sale proceeds on the settlement date, sufficient funds to cover the exercise price for the purchased shares plus all applicable withholding taxes.

Neither our Compensation Committee nor any other person may decrease the exercise price for any outstanding option or SAR after the date of grant nor cancel or allow a participant to surrender an outstanding award to us as consideration for the grant of a new award with a lower exercise price or the grant of another type of award, without prior stockholder approval. If this Proposal 3 is not approved, we will continue to have the ability to implement “repricing” programs of this sort without stockholder approval.

No optionee will have any rights as a stockholder with respect to the option shares until the optionee has exercised the option, paid the exercise price and become a holder of record of the shares. Options are not assignable or transferable other than by will or the laws of descent and distribution, and during the optionee’s lifetime, the option may be exercised only by the optionee.

Termination of Service.  Any option held by the optionee at the time of cessation of service will not remain exercisable beyond the designated post-service exercise period, which generally is three months from the termination date. Each such option will normally, during such limited period, be exercisable only to the extent of the number of shares of Common Stock in which the optionee is vested at the time of cessation of service. Our Compensation Committee has complete discretion to extend the period following the optionee’s cessation of service during which his or her outstanding options may be exercised and/or to accelerate the exercisability of such options in whole or in part. Such discretion may be exercised at any time while the options remain outstanding, whether before or after the optionee’s actual cessation of service. Under no circumstances, however, may any option be exercised after the expiration of its maximum term of 7 years. The shares of Common Stock acquired upon the exercise of one or more options may be subject to repurchase by us at the original exercise price paid per share upon the optionee’s cessation of service prior to vesting in such shares. Our Compensation Committee has complete discretion in establishing the vesting schedule to be in effect for any unvested shares and may cancel our outstanding repurchase rights with respect to those shares at any time, thereby accelerating the vesting of the shares subject to the canceled rights.

Incentive Stock Options.  Incentive stock options may only be granted to individuals who are employees of the Company or any parent or subsidiary corporations. During any calendar year, the aggregate fair market value (determined as of the grant date(s)) of our Common Stock for which one or more options granted to any employee under the 2006 Plan (or any other equity plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under Section 422 of the Code shall not exceed $100,000.

Stock Appreciation Rights.  One or more eligible individuals may, at the discretion of our Compensation Committee, be granted SARs either in tandem with or independent of their option grants under the 2006 Plan. Upon exercise of an independent SAR, the individual will be entitled to a distribution in cash or shares of Common Stock from us in an amount per share equal in value to the excess of (i) the fair market value per share of Common Stock on the date of exercise over (ii) the exercise or base price. The exercise or base price may not be less than fair market value on the grant date. Distribution of the appreciation value of a SAR may, at the discretion of our Compensation Committee, be made in cash or in shares of Common Stock. Each SAR has a maximum term of 7 years. To date, we have not granted any SARs.

Awards of Restricted Stock.  Restricted stock may be sold at a price per share determined by our Compensation Committee on the date of issuance. Shares may also be issued solely as a bonus for past or future services. The issued shares may be subject to a vesting schedule tied to the performance of service or the attainment of performance goals. Our Compensation Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by our Compensation Committee.

Awards of Stock Units.  Stock units may be awarded for no cash consideration. Stock units may also be granted in consideration of a reduction in the recipient’s other compensation or in consideration of services rendered. Each award of stock units may or may not be subject to vesting, and vesting, if any, shall occur upon satisfaction of the conditions specified by our Compensation Committee. Settlement of vested stock units may be made in the form of cash, shares of Common Stock or a combination of both.

Performance-Based Compensation.  The 2006 Plan is designed to allow the Compensation Committee to issue restricted stock and stock units that qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, if certain conditions are met. Accordingly, the Compensation Committee may structure restricted stock and stock units so that they are only granted or vest upon the attainment of certain pre-established objective performance goals. The performance goals that may be used by our Compensation Committee for awards of restricted stock or stock units shall consist of: (a) operating profits (including EBITDA), (b) net profits, (c) earnings per share, (d) profit returns and margins, (e) revenues, (f) stockholder return and/or value, (g) stock price, and (h) working capital. Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof.

Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. Profit, earnings and revenues used for any performance goal shall exclude: (a) gains or losses on operating asset sales or dispositions; (b) asset write-downs; (c) litigation or claim judgments or settlements; (d) accruals for historic environmental obligations; (e) effect of changes in tax law or rate on deferred tax liabilities; (f) accruals for reorganization and restructuring programs; (g) uninsured catastrophic property losses; (h) the cumulative effect of changes in accounting principles; and (i) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to stockholders for the applicable year. Our Compensation Committee shall determine the performance targets based on one or more of the criteria discussed above. Our Compensation Committee shall identify such target not later than the 90th day of a specified period with a duration of at least one fiscal year. Our Compensation Committee may also specify that the performance-based awards will become payable in whole or in part in the event of the recipient’s termination of employment as a result of death, disability, or as a result of a change in ownership or control.

Annual Director Grant Program

Under the Annual Director Grant Program, non-employee members of our Board of Directors will receive an initial grant at his or her election to our Board and automatic grants at specified intervals over their period of Board service. The amounts and composition of such grants shall be determined by our Board of Directors and may be amended from time to time in the Board’s discretion. A non-employee Board member who previously was an employee is not eligible to receive an initial or annual grant Options granted to directors are made in strict compliance with the express provisions of the program. Each Initial Grant and Annual Grant of stock options will have an exercise price equal to the fair market value per share of Common Stock on the grant date and have a maximum term of seven years measured from the grant date. Each Initial Grant and Annual Grant will become fully vested and exercisable in the event of a Change in Control (as defined below). The remaining terms and conditions of each option and/or restricted stock are set forth in an option agreement in the form adopted from time to time by the Board.

General Provisions

Acceleration of Options and Awards.  Upon the occurrence of a Change in Control, each outstanding option or award under the 2006 Plan will, immediately prior to the effective date of the Change in Control, become fully vested and exercisable for all of the shares at the time subject to such option or award. However, an outstanding option or award will not accelerate if, and to the extent such option or award is, in connection with the Change in Control, either assumed by the successor corporation or to be replaced with a comparable option or award.

The Compensation Committee also has the discretion to provide that an award under the 2006 Plan will immediately vest as to all or any portion of the shares subject to the award (a) immediately upon the occurrence of a Change in Control transaction, whether or not such award is assumed or replaced in the transaction, or (b) in the event a participant’s service is terminated within a designated period following the occurrence of such Change in Control transactions. Awards held by participants under the 2006 Plan will not vest on such an accelerated basis unless specifically provided by the participant’s applicable award agreement.

A Change in Control will be deemed to occur in the event of (a) a merger or consolidation of the Company into another entity, provided that persons who were not stockholders prior to the transaction own 50% or more of the voting power of the successor entity thereafter; (b) a sale of all or substantially all of the

Company’s assets; (c) certain changes in the composition of our Board of Directors; and (d) transactions in which certain persons acquire at least 50% of our total voting power.

In the event that the Company is a party to a merger or consolidation, outstanding awards will be subject to the agreement of merger or consolidation. Such agreement shall provide for (a) the continuation of the outstanding awards by the Company, if the Company is a surviving corporation; (b) the assumption of the outstanding awards by the surviving corporation; (c) the substitution by the surviving corporation of its own awards for the outstanding awards; (d) full exercisability or vesting and accelerated expiration of the outstanding awards; or (e) settlement of the full value of the outstanding awards in cash or cash equivalents or securities of the acquirer followed by cancellation of such awards.

The acceleration of options or awards in the event of a Change in Control or upon a merger or consolidation may be seen as an anti-takeover provision and may have the effect of discouraging a merger proposal, a takeover attempt, or other efforts to gain control of the Company.

Valuation.  For purposes of establishing the option price and for all other valuation purposes under the 2006 Plan, the fair market value of a share of Common Stock on any relevant date will be the closing price per share of Common Stock on that date, as such price is reported on Nasdaq. The market value of the Common Stock as of March 15, 2011 was $31.57 per share which was the closing sales price as reported on Nasdaq on such date.

Changes in Capitalization.  In the event any change is made to the Common Stock issuable under the 2006 Plan by reason of any stock split, stock dividend, combination of shares, exchange of shares, or other change affecting the outstanding Common Stock as a class without the Company’s receipt of consideration, appropriate adjustments will automatically be made to (a) the maximum number of securities issuable under the 2006 Plan; (b) the maximum number of securities for which any one person may be granted options, SARs, restricted stock and stock units per fiscal year; and (c) the number of securities and the exercise price per share (if applicable) in effect under each outstanding award (including award incorporated from the predecessor stock plan). Such adjustments will be made in order to prevent the dilution or enlargement of benefits under the 2006 Plan. Each outstanding option or award that is assumed in connection with a merger transaction will be appropriately adjusted to apply and pertain to the number and class of securities that would otherwise have been issued, in consummation of such transaction, to the optionee or participant had the option or award been exercised immediately prior to the transaction.

Plan Amendments and Termination.  Our Board of Directors may amend or modify the 2006 Plan in any and all respects whatsoever. The approval of our stockholders will be obtained to the extent required by applicable law or under exchange listing requirements. Our Board of Directors may, at any time and for any reason, terminate the 2006 Plan. Unless sooner terminated, the 2006 Plan will terminate on July 27, 2016. Any options or awards outstanding at the time of such termination will remain in force in accordance with the provisions of the instruments evidencing such grants.

New Plan Benefits and Option Grant Table

Because the 2006 Plan is discretionary, benefits to be received by individual participants are not determinable. However, pursuant to the current director compensation program established by our Board of Directors, each continuing non-employee member of our Board of Directors will receive a restricted stock grant of 3,335 shares and an option to purchase 7,500 shares under the Annual Director Option Grant Program on the first Tuesday in each year. The table below shows, as to each of the current executive officers named in the Summary Compensation Table and the various indicated groups (a) the number of shares of Common Stock for which options have been granted for (i) the one (1)-year period ended December 31, 2010 and

(ii) the period through March 15, 2011, (b) the weighted-average exercise price per share, and (c) the direct stock issuance received during each period.

	Number of			Shares of Restricted
	Option Shares			Stock Issued
			Weighted-Average
		Through	Exercise Price of		Through
Name and Position	2010	March 15, 2011	Granted Options	2010	March 15, 2011

Stephen G. Waldis, President & CEO	84,000	—	$27.55	—	32,706
Lawrence R. Irving, Chief Financial Officer & Treasurer	48,000	—	$27.55	—	11,164
Robert Garcia, Chief Operating Officer	48,000	—	$27.55	—	19,812
Christopher Putnam, Executive Vice President of Sales	32,200	—	$27.55	—	11,164
Michael Mulica, Executive Vice President of Business Development and Corporate Strategy	235,000	—	$19.76	20,000	—
All current executive officers as a group	600,900	—	$22.91	40,000	80,821
All current directors who are not executive officers as a group	37,500	37,500	$14.24	16,675	16,675

Federal Income Tax Consequences of Options Granted under the 2006 Plan.  Options granted under the 2006 Plan may be either incentive stock options that satisfy the requirements of Section 422 of the Code or non-statutory options that are not intended to meet such requirements. The federal income tax treatment for the two types of options differs, as follows:

Incentive Stock Options.  No taxable income is recognized by the optionee at the time of the option grant, and no taxable income is generally recognized at the time the option is exercised. However, the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares generally is includable in alternative minimum taxable income. The optionee will recognize taxable income in the year in which the purchased shares are sold or otherwise made the subject of disposition.

For federal tax purposes, dispositions are divided into two categories: (i) qualifying and (ii) disqualifying. The optionee will make a qualifying disposition of the purchased shares if the sale or other disposition of such shares is made after the optionee has held the shares for more than two (2) years after the grant date of the option and more than one (1) year after the exercise date. If the optionee fails to satisfy either of these two holding periods prior to the sale or other disposition of the purchased shares, then a disqualifying disposition will result.

Upon a qualifying disposition of the shares, the optionee will recognize long-term capital gain in an amount equal to the excess of (i) the amount realized upon the sale or other disposition of the purchased shares over (ii) the exercise price paid for such shares. If there is a disqualifying disposition of the shares, then the optionee will realize taxable ordinary income equal to the lesser of (a) the excess of (i) the fair market value of those shares on the date the option was exercised (or if later the date any forfeiture restriction lapsed) over (ii) the exercise price paid for the shares, or (b) the optionee’s actual gain, if any, on the purchase and sale. Any additional gain recognized upon the disposition will be a capital gain.

If the optionee makes a disqualifying disposition of the purchased shares, then the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal to the excess of (i) the fair market value of such shares on the date the option was exercised (or if later the date any forfeiture restriction lapsed) over (ii) the exercise price paid for the shares. In no other instance will the Company be allowed a deduction with respect to the optionee’s disposition of the purchased shares. The Company anticipates that any compensation deemed paid by the Company upon one or more disqualifying dispositions of incentive stock option shares by the Company’s executive officers will remain deductible by the Company and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

Non-Statutory Options.  No taxable income is recognized by an optionee upon the grant of a non-statutory option. The optionee will in general recognize ordinary income in the year in which the option is exercised equal to the excess of the fair market value of the purchased shares on the exercise date over the exercise price paid for the shares, and the optionee will be required to satisfy the tax withholding requirements applicable to such income.

Special provisions of the Code apply to the acquisition of Common Stock under a non-statutory option if the purchased shares are subject to repurchase by the Company. These special provisions may be summarized as follows:

(i)	If the shares acquired upon exercise of the non-statutory option are subject to repurchase by the Company at the original exercise price in the event of the optionee’s termination of service prior to vesting in such shares, the optionee will not recognize any taxable income at the time of exercise but will have to report as ordinary income, as and when the Company’s repurchase right lapses, an amount equal to the excess of (A) the fair market value of the shares on the date such repurchase right lapses with respect to such shares over (B) the exercise price paid for the shares.

(ii)	The optionee may, however, elect under Section 83(b) of the Code to include as ordinary income in the year of exercise of the non-statutory option an amount equal to the excess of (A) the fair market value of the purchased shares on the exercise date (determined as if the shares were not subject to the Company’s repurchase right) over (B) the exercise price paid for such shares. If the Section 83(b) election is made, the optionee will not recognize any additional income as and when the repurchase right lapses.

The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the optionee with respect to the exercised non-statutory option. The deduction will in general be allowed for the taxable year of the Company in which such ordinary income is recognized by the optionee. The Company anticipates that the compensation deemed paid by the Company upon the exercise of non-statutory options with exercise prices equal to the fair market value of the option shares on the grant date will remain deductible by the Company and will not have to be taken into account for purposes of the $1,000,000 limitation per covered individual on the deductibility of the compensation paid to certain executive officers of the Company.

Stock Appreciation Rights.  A participant who is granted a SAR will recognize ordinary income in the year of exercise equal to the amount of the appreciation distribution. The Company will be entitled to a business expense deduction equal to the appreciation distribution for the taxable year of the Company in which the ordinary income is recognized by the participant.

Restricted Stock Issuances.  The tax principles applicable to direct restricted stock issuances under the 2006 Plan will be substantially the same as those summarized above for the exercise of non-statutory options.

Stock Units.  A participant who is granted a stock unit will recognize ordinary income in the year in which the shares subject to the award are actually issued to the participant in an amount equal to the fair market value of the shares on the date of issuance. The Company will be entitled to a business expense deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued for the taxable year in which such ordinary income is recognized by the participant.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3.

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Securities Exchange Act of 1934, as amended, we are requesting our stockholders to vote, on an advisory basis, on the compensation of our named executive officers as described in the “Executive Compensation” section of this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers.

Compensation Program and Philosophy

Our executive compensation program is designed to attract, reward, and retain key employees, including our named executive officers, who are critical to our success. Under this program, we tie a substantial percentage of an executive’s compensation to the attainment of financial and other performance measures that, our Board believes, enhance long-term stockholder value. As described more fully in the Compensation Discussion and Analysis, the mix of fixed and performance based compensation, the long-term incentive awards, as well as the terms of the executives’ employment agreements, are all designed to attract and maintain top talent while, at the same time, creating a close relationship between performance and compensation. Our Compensation Committee and Board believe that the design of the program, and therefore the compensation awarded to named executive officers, fulfills this objective. We recommend that stockholders read the “Compensation Discussion and Analysis” of this Proxy Statement, which discusses in detail how our compensation policies implement our compensation philosophy.

Fiscal 2010 Compensation

As a result of our strong financial performance in fiscal 2010 and to align with our executive compensation philosophy, the following compensation actions were approved by the Compensation Committee of our Board of Directors for fiscal 2010:

Adjustments to Base Salary:  base salaries of our named executive officers were increased by an average of 6% due to among other factors, the fact that the named executive officers were not awarded base salary increases in 2009, our performance in 2009, the improved business outlook for 2010 and a review of base salaries of executives at our peer group companies.

Performance-based Cash Bonus:  performance-based cash incentives were paid in 2010 as a result of the achievement of our 2010 revenue growth and high non-GAAP operating income.

Performance-based Equity:  equity awards to our named executive officers (other than a single, time-based, new-hire award) granted in fiscal 2010 were 50% in non-qualified stock options and 50% in performance-based equity awards that are awarded only if we achieve certain target revenue and non-GAAP operating income.

In addition to the above summary, stockholders are urged to read the “Compensation Discussion and Analysis” section of this Proxy Statement for greater detail about our executive compensation programs, including information about the fiscal year 2010 compensation of our named executive officers.

Recommendation

For the above reasons, we are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement by voting in favor of the following resolution:

“RESOLVED, that the stockholders advise that they approve, in a non-binding vote, the compensation of the Company’s named executive officers as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, related compensation tables, and the accompanying narrative disclosure set forth in the Proxy Statement relating to the Company’s 2011 Annual Meeting of Stockholders.”

Even though this say-on-pay vote is advisory and therefore will not be binding on the Company, our Compensation Committee and Board value the opinions of our stockholders. Accordingly, to the extent there is a significant vote against the compensation of our named executive officers, we expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 5

ADVISORY VOTE ON THE FREQUENCY OF AN ADVISORY VOTE
ON EXECUTIVE COMPENSATION

We also are asking our stockholders to provide their input with regard to the frequency of future stockholder advisory votes on our named executive officer compensation, such as the proposal contained in Item 4 above of this Proxy Statement. In particular, we are asking whether the advisory vote on executive compensation should occur once every year, every two years or every three years.

After considering this agenda item, our Board has determined that an annual advisory vote on executive compensation is the most appropriate alternative for Synchronoss. The Board’s determination was influenced by the fact that the compensation of our named executive officers is evaluated, adjusted and approved on an annual basis. As part of the annual review process, the Board believes that stockholder sentiment should be a factor that is taken into consideration by the Board and the Compensation Committee in making decisions with respect to executive compensation. By providing an advisory vote on executive compensation on an annual basis, our stockholders will be able to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. We understand that our stockholders may have different views as to what is the best approach for Synchronoss, and we look forward to hearing from our stockholders on this agenda item every year. Accordingly, our Board recommends that the advisory vote on executive compensation be held every year.

You may cast your vote by choosing the option of one year, two years, three years, or abstain from voting in response to the resolutions set forth below:

“RESOLVED, that the option of once every year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold an advisory vote by stockholders to approve the compensation of the named executive officers, as disclosed in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure.”

The option of one year, two years or three years that receives the highest number of votes cast will be the frequency of the vote on the compensation of our named executive officers that has been approved by stockholders on an advisory basis. Even though your vote is advisory and therefore will not be binding on the Company, the Board and the Compensation Committee value the opinions of our stockholders and will consider our stockholders’ vote. Nonetheless, the Board may decide that it is in the best interests of our stockholders and Synchronoss to hold an advisory vote on executive compensation more or less frequently than the option voted by our stockholders.

THE BOARD RECOMMENDS A VOTE FOR THE OPTION OF EVERY “ONE YEAR”
AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE
ON EXECUTIVE COMPENSATION.

NO INCORPORATION BY REFERENCE

In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the particular filing. As provided under SEC regulations, the “Audit Committee Report” and the “Compensation Committee Report” contained in this Proxy Statement specifically are not incorporated by reference into any other filings with the SEC and shall not be deemed to be “soliciting material”. In addition, this Proxy Statement includes several website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.

CONTACT FOR QUESTIONS AND ASSISTANCE WITH VOTING

If you have any questions or require any assistance with voting your shares or need additional copies of this Proxy Statement or voting materials, please contact:

Ronald Prague, Esq.
Senior Vice President and General Counsel
Synchronoss Technologies, Inc.
750 Route 202 South, Suite 600
Bridgewater, NJ 08807

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It is important that your shares are represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote by using the Internet or by telephone or, if you received a paper copy of the proxy card by mail, by signing and returning the enclosed proxy card, so your shares will be represented at the Annual Meeting.

The form of proxy and this Proxy Statement have been approved by the Board of Directors and are being mailed or delivered to stockholders by its authority.

The Board of Directors of Synchronoss Technologies, Inc.
Bridgewater, New Jersey
April 1, 2011

Synchronoss Technologies, Inc.
2006 Equity Incentive Plan
(As Amended and Restated Effective May 10, 2011)

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Synchronoss Technologies, Inc.
2006 Equity Incentive Plan
     1. INTRODUCTION.
     The Plan was adopted by the Board to be effective at the IPO. The amendment and restatement of the Plan was approved by the Board on March 25, 2011, with such amendment and restatement to become effective on May 10, 2011, the date of the Company’s 2011 Annual Meeting of Stockholders, assuming the Plan is approved by the Company’s stockholders at such time. The purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging Employees, Outside Directors and Consultants to focus on critical long-range objectives, (b) encouraging the attraction and retention of Employees, Outside Directors and Consultants with exceptional qualifications and (c) linking Employees, Outside Directors and Consultants directly to stockholder interests through increased stock ownership. The Plan seeks to achieve this purpose by providing for Awards in the form of Restricted Shares, Stock Units, Options (which may constitute ISOs or NSOs) or SARs.
     The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware (except their choice-of-law provisions).
     2. ADMINISTRATION.
          (a) Committee Composition. The Committee shall administer the Plan. The Committee shall consist exclusively of two or more directors of the Company, who shall be appointed by the Board. In addition, each member of the Committee shall meet the following requirements:
               a) Any listing standards prescribed by the principal securities market on which the Company’s equity securities are traded;
               b) Such requirements as the Internal Revenue Service may establish for outside directors acting under plans intended to qualify for exemption under section 162(m)(4)(C) of the Code;
               c) Such requirements as the Securities and Exchange Commission may establish for administrators acting under plans intended to qualify for exemption under Rule 16b-3 (or its successor) under the Exchange Act; and
               d) Any other requirements imposed by applicable law, regulations or rules.
          (b) Committee Responsibilities. The Committee shall (a) select the Employees, Outside Directors and Consultants who are to receive Awards under the Plan, (b) determine the type, number, vesting requirements and other features and conditions of such Awards, (c) interpret the Plan, (d) make all other decisions relating to the operation of the Plan and (e) carry out any other duties delegated to it by the Board. The Committee may adopt such rules or guidelines as it deems appropriate to implement the Plan. The Committee’s determinations under the Plan shall be final and binding on all persons.
          (c) Committee for Non-Officer Grants. The Board may also appoint a secondary committee of the Board, which shall be composed of one or more directors of the Company who need not satisfy the requirements of Section 2.1. Such secondary committee may administer the Plan with respect to Employees and Consultants who are not Outside Directors and are not considered executive officers of the Company under section 16 of the Exchange Act, may grant Awards under the Plan to such Employees and Consultants and may determine all features and conditions of such Awards. Within the limitations of this Section 2.3, any reference in the Plan to the Committee shall include such secondary committee.

     3. SHARES AVAILABLE FOR GRANTS.
          (a) Basic Limitation. Common Shares issued pursuant to the Plan may be authorized but unissued shares or treasury shares. Subject to Article 12, the aggregate number of Common Shares issued under the Plan shall not exceed (a) 10,265,8661 Common Shares; plus (b) the additional Common Shares described in Section 3.2. The number of Common Shares that are subject to Awards outstanding at any time under the Plan shall not exceed the number of Common Shares that then remain available for issuance under the Plan. All Common Shares described in clause (a) above may be issued upon the exercise of ISOs. Subject to Section 3.2, the number of Common Shares that may be awarded under the Plan after May 10, 2010 shall be reduced by: (a) one share for every Option and SAR granted under the Plan; and (b) 1.5 shares for every Award other than an Option or SAR granted under the Plan.
          (b) Shares Returned to Reserve. If Options, SARs or Stock Units under this Plan or the 2000 Stock Plan are forfeited, settled in cash (in whole or in part), or terminate for any other reason before being exercised or settled, then the Common Shares subject to such Options, SARs or Stock Units shall again become available for Awards under this Plan. If Restricted Shares or Common Shares issued upon the exercise of Options under this Plan or the 2000 Stock Plan are forfeited or reacquired by the Company, then such Common Shares shall again become available for Awards under this Plan. On or after May 10, 2010, the following Common Shares shall not be added back to the number of shares available for Awards under Section 3.1: (i) shares tendered by a Participant or withheld by the Company in payment of the exercise price of an option under this Plan or the 2000 Stock Plan or to satisfy any tax withholding obligation with respect to a stock award granted under this Plan or the 2000 Stock Plan; (ii) shares subject to a stock appreciation right under this Plan or the 2000 Stock Plan that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof; and (iii) Common Shares reacquired by the Company on the open market or otherwise using cash proceeds from the exercise of an option granted under this Plan or the 2000 Stock Plan. On or after May 10, 2010, any Common Shares that again become available for Awards under this Section 3.2 shall be added back as (i) one share if such shares were subject to options or stock appreciation rights granted under this Plan or the 2000 Stock Plan, and (ii) 1.5 shares if such shares were subject to stock awards other than options or stock appreciation rights that were granted under this Plan or the 2000 Stock Plan.
     4. ELIGIBILITY.
          (a) Incentive Stock Options. Only Employees who are common law employees of the Company, a Parent or a Subsidiary shall be eligible for the grant of ISOs. In addition, an Employee who owns more than 10% of the total combined voting power of all classes of outstanding stock of the Company or any of its Parents or Subsidiaries shall not be eligible for the grant of an ISO unless the requirements set forth in section 422(c)(5) of the Code are satisfied.
          (b) Other Grants. Awards other than ISOs may only be granted to Employees, Outside Directors and Consultants.
      5. OPTIONS.
          (a) Stock Option Agreement. Each grant of an Option under the Plan shall be evidenced by a Stock Option Agreement between the Optionee and the Company. Such Option shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The Stock Option Agreement shall specify whether the Option is an ISO or an NSO. The provisions of the various Stock Option Agreements entered into under the Plan need not be identical. Options may be granted in consideration of a reduction in the Optionee’s other compensation. A Stock Option Agreement may provide that a new Option will be

[1]	This number consists of: (1) 2,000,000 shares reserved for issuance when the Plan was adopted; plus (2) 265,866 shares that remained available for issuance under the 2000 Plan as of the date of the Company’s IPO; plus (3) a stockholder-approved increase of 2,000,000 shares in 2008; plus (4) a stockholder-approved increase of 3,000,000 shares in 2010; plus (5) an increase of 3,000,000 shares for which stockholder approval is sought in 2011.

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granted automatically to the Optionee when he or she exercises a prior Option and pays the Exercise Price in the form described in Section 6.2.
          (b) Number of Shares. Each Stock Option Agreement shall specify the number of Common Shares subject to the Option and shall provide for the adjustment of such number in accordance with Article 12. Options and SARs granted to any Participant in a single fiscal year of the Company shall not cover more than 2,000,000 Common Shares in the aggregate, except that Options and SARs granted to a new Employee in the fiscal year of the Company in which his or her Service as an Employee first commences shall not cover more than 3,000,000 Common Shares in the aggregate. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 12.
          (c) Exercise Price. Each Stock Option Agreement shall specify the Exercise Price which shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant.
          (d) Exercisability and Term. Each Stock Option Agreement shall specify the date or event when all or any installment of the Option is to become exercisable. The Stock Option Agreement shall also specify the term of the Option; provided that the term of an ISO shall in no event exceed 10 years from the date of grant. On or after May 10, 2010, no Option shall have a term that exceeds 7 years from the date of grant. A Stock Option Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. Options may be awarded in combination with SARs, and such an Award may provide that the Options will not be exercisable unless the related SARs are forfeited.
          (e) Modification or Assumption of Options. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding Options. The foregoing notwithstanding, no modification of an Option shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such Option. Notwithstanding anything in this Plan to the contrary, and except for the adjustment provided in Articles 11 and 12, neither the Committee nor any other person may (a) decrease the exercise price of any outstanding Option after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding Option to the Company in exchange for cash or as consideration for the grant of a new Option with a lower exercise price or the grant of another Award the effect of which is to reduce the exercise price of any outstanding Option, or (c) take any other action with respect to an Option that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).
          (f) Buyout Provisions. Except to the extent prohibited by Section 5.5, the Committee may at any time (a) offer to buy out for a payment in cash or cash equivalents an Option previously granted or (b) authorize an Optionee to elect to cash out an Option previously granted, in either case at such time and based upon such terms and conditions as the Committee shall establish.
     6. PAYMENT FOR OPTION SHARES.
          (a) General Rule. The entire Exercise Price of Common Shares issued upon exercise of Options shall be payable in cash or cash equivalents at the time when such Common Shares are purchased, except that the Committee at its sole discretion may accept payment of the Exercise Price in any other form(s) described in this Article 6. However, if the Optionee is an Outside Director or executive officer of the Company, he or she may pay the Exercise Price in a form other than cash or cash equivalents only to the extent permitted by section 13(k) of the Exchange Act.
          (b) Surrender of Stock. With the Committee’s consent, all or any part of the Exercise Price may be paid by surrendering, or attesting to the ownership of, Common Shares that are already owned by the Optionee. Such Common Shares shall be valued at their Fair Market Value on the date the new Common Shares are purchased under the Plan.
          (c) Exercise/Sale. With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) an irrevocable direction to

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a securities broker approved by the Company to sell all or part of the Common Shares being purchased under the Plan and to deliver all or part of the sales proceeds to the Company.
          (d) Promissory Note. To the extent permitted by Section 13(k) of the Exchange Act, with the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid by delivering (on a form prescribed by the Company) a full-recourse promissory note.
          (e) Other Forms of Payment. With the Committee’s consent, all or any part of the Exercise Price and any withholding taxes may be paid in any other form that is consistent with applicable laws, regulations and rules.
     7. AUTOMATIC OPTION GRANTS TO OUTSIDE DIRECTORS.
          (a) Initial Grants. Each Outside Director who first becomes a member of the Board shall receive a one-time grant of an NSO. The vesting and number of Common Shares covering such NSOs shall be determined by the Board from time to time. An Outside Director who previously was an Employee shall not receive a grant under this Section 7.1.
          (b) Annual Grants. On the first Tuesday of each calendar year (or such other day as the Board shall determine), each Outside Director who will continue serving as a member of the Board thereafter shall receive an NSO, Stock Unit and/or Restricted Share grant. The vesting and number of Common Shares covering such Awards shall be determined by the Board from time to time. An Outside Director who previously was an Employee shall be eligible to receive grants under this Section 7.2.
          (c) Accelerated Exercisability. All Awards granted to a Outside Director under this Article 7 shall also become fully vested and exercisable in the event that the Company is subject to a Change in Control before such Outside Director’s Service terminates. Acceleration of vesting and exercisability may also be required by Section 12.3.
          (d) Exercise Price. The Exercise Price under all NSOs granted to an Outside Director under this Article 7 shall be equal to 100% of the Fair Market Value of a Common Share on the date of grant, payable in one of the forms described in Sections 6.1, 6.2 and 6.3.
          (e) Term. No NSO granted to an Outside Director hereunder shall have a term that exceeds 7 years from the date of grant. All NSOs granted to an Outside Director under this Article 7 shall terminate on the earlier of (a) the date of grant set by the Board or (b) the date 12 months after the termination of such Outside Director’s Service for any reason.
      8. STOCK APPRECIATION RIGHTS.
          (a) SAR Agreement. Each grant of an SAR under the Plan shall be evidenced by an SAR Agreement between the Optionee and the Company. Such SAR shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various SAR Agreements entered into under the Plan need not be identical. SARs may be granted in consideration of a reduction in the Optionee’s other compensation.
          (b) Number of Shares. Each SAR Agreement shall specify the number of Common Shares to which the SAR pertains and shall provide for the adjustment of such number in accordance with Article 12. Options and SARs granted to any Participant in a single fiscal year of the Company shall not cover more than 2,000,000 Common Shares in the aggregate, except that Options and SARs granted to a new Employee in the fiscal year of the Company in which his or her Service as an Employee first commences shall not cover more than 3,000,000 Common Shares in the aggregate. The limitations set forth in the preceding sentence shall be subject to adjustment in accordance with Article 12.

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          (c) Exercise Price. Each SAR Agreement shall specify the Exercise Price; provided that the Exercise Price shall in no event be less than 100% of the Fair Market Value of a Common Share on the date of grant.
          (d) Exercisability and Term. Each SAR Agreement shall specify the date all or any installment of the SAR is to become exercisable. The SAR Agreement shall also specify the term of the SAR; provided that on or after May 10, 2010, the term of a SAR shall in no event exceed 7 years from the date of grant. An SAR Agreement may provide for accelerated exercisability in the event of the Optionee’s death, disability or retirement or other events and may provide for expiration prior to the end of its term in the event of the termination of the Optionee’s Service. SARs may be awarded in combination with Options, and such an Award may provide that the SARs will not be exercisable unless the related Options are forfeited. An SAR may be included in an ISO only at the time of grant but may be included in an NSO at the time of grant or thereafter. An SAR granted under the Plan may provide that it will be exercisable only in the event of a Change in Control.
          (e) Exercise of SARs. Upon exercise of an SAR, the Optionee (or any person having the right to exercise the SAR after his or her death) shall receive from the Company (a) Common Shares, (b) cash or (c) a combination of Common Shares and cash, as the Committee shall determine. The amount of cash and/or the Fair Market Value of Common Shares received upon exercise of SARs shall, in the aggregate, be equal to the amount by which the Fair Market Value (on the date of surrender) of the Common Shares subject to the SARs exceeds the Exercise Price. If, on the date an SAR expires, the Exercise Price under such SAR is less than the Fair Market Value on such date but any portion of such SAR has not been exercised or surrendered, then such SAR shall automatically be deemed to be exercised as of such date with respect to such portion.
          (f) Modification or Assumption of SARs. Within the limitations of the Plan, the Committee may modify, extend or assume outstanding SARs. The foregoing notwithstanding, no modification of an SAR shall, without the consent of the Optionee, alter or impair his or her rights or obligations under such SAR. Notwithstanding anything in this Plan to the contrary, and except for the adjustment provided in Articles 11 and 12, neither the Committee nor any other person may: (a) decrease the exercise price of any outstanding SAR after the date of grant, (b) cancel or allow an Optionee to surrender an outstanding SAR to the Company in exchange for cash or as consideration for the grant of a new SAR with a lower exercise price or the grant of another Award the effect of which is to reduce the exercise price of any outstanding SAR, or (c) take any other action with respect to a SAR that would be treated as a repricing under the rules and regulations of the Nasdaq Stock Market (or such other principal U.S. national securities exchange on which the Common Shares are traded).
   9. RESTRICTED SHARES.
          (a) Restricted Stock Agreement. Each grant of Restricted Shares under the Plan shall be evidenced by a Restricted Stock Agreement between the recipient and the Company. Such Restricted Shares shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Restricted Stock Agreements entered into under the Plan need not be identical.
          (b) Payment for Awards. Restricted Shares may be sold or awarded under the Plan for such consideration as the Committee may determine, including (without limitation) cash, cash equivalents, property, full-recourse promissory notes, past services and future services. If the Participant is an Outside Director or executive officer of the Company, he or she may pay for Restricted Shares with a promissory note only to the extent permitted by section 13(k) of the Exchange Act. Within the limitations of the Plan, the Committee may accept the cancellation of outstanding options in return for the grant of Restricted Shares.
          (c) Vesting Conditions. Each Award of Restricted Shares may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Restricted Stock Agreement. The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by the Committee. The Company’s independent auditors shall determine such performance. Such target shall be based on one or more of the criteria set forth in Appendix A. The Committee shall identify such target not later than the 90th day of such period. In no event shall more than 2,000,000 Restricted Shares that are subject to performance-based vesting conditions be granted to any Participant in a single fiscal year

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of the Company, subject to adjustment in accordance with Article 12. A Restricted Stock Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Restricted Shares or thereafter, that all or part of such Restricted Shares shall become vested in the event that a Change in Control occurs with respect to the Company or in the event that the Participant is subject to employment termination after a Change in Control.
          (d) Voting and Dividend Rights. The holders of Restricted Shares awarded under the Plan shall have the same voting, dividend and other rights as the Company’s other stockholders; provided, however, that holders of Restricted Shares shall not be entitled to receive dividends with respect to Restricted Shares that are unvested as of the record date for determining which stockholders are entitled to receive such dividends. In addition, the Board or the Committee may require that the holders of Restricted Shares invest in additional Restricted Shares any cash dividends received with respect to vested Restricted Shares. Such additional Restricted Shares shall be subject to the same conditions and restrictions as the Award with respect to which the dividends were paid.
     10. STOCK UNITS.
          (a) Stock Unit Agreement. Each grant of Stock Units under the Plan shall be evidenced by a Stock Unit Agreement between the recipient and the Company. Such Stock Units shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. The provisions of the various Stock Unit Agreements entered into under the Plan need not be identical. Stock Units may be granted in consideration of a reduction in the recipient’s other compensation.
          (b) Payment for Awards. To the extent that an Award is granted in the form of Stock Units, no cash consideration shall be required of the Award recipients.
          (c) Vesting Conditions. Each Award of Stock Units may or may not be subject to vesting. Vesting shall occur, in full or in installments, upon satisfaction of the conditions specified in the Stock Unit Agreement. The Committee may include among such conditions the requirement that the performance of the Company or a business unit of the Company for a specified period of one or more fiscal years equal or exceed a target determined in advance by the Committee. Such target shall be based on one or more of the criteria set forth in Appendix A. The Committee shall identify such target not later than the 90th day of such period. In no event shall more than 2,000,000 Stock Units that are subject to performance-based vesting conditions be granted to any Participant in a single fiscal year of the Company, subject to adjustment in accordance with Article 12. A Stock Unit Agreement may provide for accelerated vesting in the event of the Participant’s death, disability or retirement or other events. The Committee may determine, at the time of granting Stock Units or thereafter, that all or part of such Stock Units shall become vested in the event that the Company is subject to a Change in Control or in the event that the Participant is subject to employment termination after a Change in Control. In addition, acceleration of vesting may be required under Section 11.1.
          (d) Voting and Dividend Rights. The holders of Stock Units shall have no voting rights. Prior to settlement or forfeiture, any Stock Unit awarded under the Plan may, at the Committee’s discretion, carry with it a right to dividend equivalents. Such right entitles the holder to be credited with an amount equal to all cash dividends paid on one Common Share while the Stock Unit is outstanding. Dividend equivalents may be converted into additional Stock Units. Settlement of dividend equivalents may be made in the form of cash, in the form of Common Shares, or in a combination of both. Prior to distribution, any dividend equivalents that are not paid shall be subject to the same conditions and restrictions as the Stock Units to which they attach.
          (e) Form and Time of Settlement of Stock Units. Settlement of vested Stock Units may be made in the form of (a) cash, (b) Common Shares or (c) any combination of both, as determined by the Committee. The actual number of Stock Units eligible for settlement may be larger or smaller than the number included in the original Award, based on predetermined performance factors. Methods of converting Stock Units into cash may include (without limitation) a method based on the average Fair Market Value of Common Shares over a series of trading days. Vested Stock Units may be settled in a lump sum or in installments. The distribution may occur or commence when all vesting conditions applicable to the Stock Units have been satisfied or have lapsed, or it may be deferred to any later date. The amount of a deferred distribution may be increased by an interest factor or by

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dividend equivalents. Until an Award of Stock Units is settled, the number of such Stock Units shall be subject to adjustment pursuant to Article 12.
          (f) Death of Recipient. Any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s beneficiary or beneficiaries. Each recipient of a Stock Units Award under the Plan shall designate one or more beneficiaries for this purpose by filing the prescribed form with the Company. A beneficiary designation may be changed by filing the prescribed form with the Company at any time before the Award recipient’s death. If no beneficiary was designated or if no designated beneficiary survives the Award recipient, then any Stock Units Award that becomes payable after the recipient’s death shall be distributed to the recipient’s estate.
          (g) Creditors’ Rights. A holder of Stock Units shall have no rights other than those of a general creditor of the Company. Stock Units represent an unfunded and unsecured obligation of the Company, subject to the terms and conditions of the applicable Stock Unit Agreement.
     11. CHANGE IN CONTROL
          (a) Effect of Change in Control. In the event of any Change in Control, each outstanding Award shall automatically accelerate so that each such Award shall, immediately prior to the effective date of the Change in Control, become fully exercisable for all of the shares of Common Stock at the time subject to such Award and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding Award shall not so accelerate if and to the extent such Award is, in connection with the Change in Control, either to be assumed by the successor corporation (or parent thereof) or to be replaced with a comparable Award for shares of the capital stock of the successor corporation (or parent thereof). The determination of Award comparability shall be made by the Committee, and its determination shall be final, binding and conclusive.
          (b) Acceleration. The Committee shall have the discretion, exercisable either at the time the Award is granted or at any time while the Award remains outstanding, to provide for the automatic acceleration of vesting upon the occurrence of a Change in Control, whether or not the Award is to be assumed or replaced in the Change in Control.
     12. PROTECTION AGAINST DILUTION.
          (a) Adjustments. In the event of a subdivision of the outstanding Common Shares, a declaration of a dividend payable in Common Shares or a combination or consolidation of the outstanding Common Shares (by reclassification or otherwise) into a lesser number of Common Shares, corresponding proportionate adjustments shall automatically be made in each of the following:
               a) The number of Common Shares available for grant pursuant to Options, SARs, Restricted Shares and Stock Units under Article 3;
               b) The limitations set forth in Sections 3.1, 5.2, 8.2, 9.3 and 10.3;
               c) The number of Common Shares covered by each outstanding Option and SAR;
               d) The Exercise Price under each outstanding Option and SAR; or
               e) The number of Stock Units included in any prior Award that has not yet been settled.
In the event of a declaration of an extraordinary dividend payable in a form other than Common Shares in an amount that has a material effect on the price of Common Shares, a recapitalization, a spin-off or a similar occurrence, the Committee shall make such adjustments as it, in its sole discretion, deems appropriate in one or more of the foregoing. Except as provided in this Article 12, a Participant shall have no rights by reason of any issuance by the Company of stock of any class or securities convertible into stock of any class, any subdivision or consolidation of

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shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class.
          (b) Dissolution or Liquidation. To the extent not previously exercised or settled, Options, SARs and Stock Units shall terminate immediately prior to the dissolution or liquidation of the Company.
          (c) Reorganizations. In the event that the Company is a party to a merger or consolidation, all outstanding Awards shall be subject to the agreement of merger or consolidation. Such agreement shall provide for one or more of the following:
               a) The continuation of such outstanding Awards by the Company (if the Company is the surviving corporation).
               b) The assumption of such outstanding Awards by the surviving corporation or its parent, provided that the assumption of Options or SARs shall comply with section 424(a) of the Code (whether or not the Options are ISOs).
               c) The substitution by the surviving corporation or its parent of new awards for such outstanding Awards, provided that the substitution of Options or SARs shall comply with section 424(a) of the Code (whether or not the Options are ISOs).
               d) Full exercisability of outstanding Options and SARs and full vesting of the Common Shares subject to such Options and SARs, followed by the cancellation of such Options and SARs. The full exercisability of such Options and SARs and full vesting of such Common Shares may be contingent on the closing of such merger or consolidation. The Optionees shall be able to exercise such Options and SARs during a period of not less than five full business days preceding the closing date of such merger or consolidation, unless (i) a shorter period is required to permit a timely closing of such merger or consolidation and (ii) such shorter period still offers the Optionees a reasonable opportunity to exercise such Options and SARs. Any exercise of such Options and SARs during such period may be contingent on the closing of such merger or consolidation.
               e) The cancellation of outstanding Options and SARs and a payment to the Optionees equal to the excess of (i) the Fair Market Value of the Common Shares subject to such Options and SARs (whether or not such Options and SARs are then exercisable or such Common Shares are then vested) as of the closing date of such merger or consolidation over (ii) their Exercise Price. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Options and SARs would have become exercisable or such Common Shares would have vested. Such payment may be subject to vesting based on the Optionee’s continuing Service, provided that the vesting schedule shall not be less favorable to the Optionee than the schedule under which such Options and SARs would have become exercisable or such Common Shares would have vested. If the Exercise Price of the Common Shares subject to such Options and SARs exceeds the Fair Market Value of such Common Shares, then such Options and SARs may be cancelled without making a payment to the Optionees. For purposes of this Subsection (e), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.
               f) The cancellation of outstanding Stock Units and a payment to the Participants equal to the Fair Market Value of the Common Shares subject to such Stock Units (whether or not such Stock Units are then vested) as of the closing date of such merger or consolidation. Such payment shall be made in the form of cash, cash equivalents, or securities of the surviving corporation or its parent with a Fair Market Value equal to the required amount. Such payment may be made in installments and may be deferred until the date or dates when such Stock Units would have vested. Such payment may be subject to vesting based on the Participant’s continuing Service, provided that the vesting schedule shall not be less favorable to the Participant than the schedule under which such Stock Units would have vested. For purposes of this Subsection (f), the Fair Market Value of any security shall be determined without regard to any vesting conditions that may apply to such security.

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     13. AWARDS UNDER OTHER PLANS.
     The Company may grant awards under other plans or programs. Such awards may be settled in the form of Common Shares issued under this Plan. Such Common Shares shall be treated for all purposes under the Plan like Common Shares issued in settlement of Stock Units and shall, when issued, reduce the number of Common Shares available under Article 3.
     14. PAYMENT OF DIRECTOR’S FEES IN SECURITIES.
          (a) Effective Date. No provision of this Article 13 shall be effective unless and until the Board has determined to implement such provision.
          (b) Elections to Receive NSOs, Restricted Shares or Stock Units. An Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash, NSOs, Restricted Shares or Stock Units, or a combination thereof, as determined by the Board. Such NSOs, Restricted Shares and Stock Units shall be issued under the Plan. An election under this Article 13 shall be filed with the Company on the prescribed form.
          (c) Number and Terms of NSOs, Restricted Shares or Stock Units. The number of NSOs, Restricted Shares or Stock Units to be granted to Outside Directors in lieu of annual retainers and meeting fees that would otherwise be paid in cash shall be calculated in a manner determined by the Board. The Board shall also determine the terms of such NSOs, Restricted Shares or Stock Units.
     15. LIMITATION ON RIGHTS.
          (a) Retention Rights. Neither the Plan nor any Award granted under the Plan shall be deemed to give any individual a right to remain an Employee, Outside Director or Consultant. The Company and its Parents, Subsidiaries and Affiliates reserve the right to terminate the Service of any Employee, Outside Director or Consultant at any time, with or without cause, subject to applicable laws, the Company’s certificate of incorporation and by-laws and a written employment agreement (if any).
          (b) Stockholders’ Rights. A Participant shall have no dividend rights, voting rights or other rights as a stockholder with respect to any Common Shares covered by his or her Award prior to the time when a stock certificate for such Common Shares is issued or, if applicable, the time when he or she becomes entitled to receive such Common Shares by filing any required notice of exercise and paying any required Exercise Price. No adjustment shall be made for cash dividends or other rights for which the record date is prior to such time, except as expressly provided in the Plan.
          (c) Regulatory Requirements. Any other provision of the Plan notwithstanding, the obligation of the Company to issue Common Shares under the Plan shall be subject to all applicable laws, rules and regulations and such approval by any regulatory body as may be required. The Company reserves the right to restrict, in whole or in part, the delivery of Common Shares pursuant to any Award prior to the satisfaction of all legal requirements relating to the issuance of such Common Shares, to their registration, qualification or listing or to an exemption from registration, qualification or listing.
     16. WITHHOLDING TAXES.
          (a) General. To the extent required by applicable federal, state, local or foreign law, a Participant or his or her successor shall make arrangements satisfactory to the Company for the satisfaction of any withholding tax obligations that arise in connection with the Plan. The Company shall not be required to issue any Common Shares or make any cash payment under the Plan until such obligations are satisfied.
          (b) Share Withholding. To the extent that applicable law subjects a Participant to tax withholding obligations, the Committee may permit such Participant to satisfy all or part of such obligations by having the Company withhold all or a portion of any Common Shares that otherwise would be issued to him or her

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or by surrendering all or a portion of any Common Shares that he or she previously acquired. Such Common Shares shall be valued at their Fair Market Value on the date they are withheld or surrendered.
     17. FUTURE OF THE PLAN.
          (a) Term of the Plan. The Plan, as set forth herein, shall become effective on the date of the IPO. The Plan shall remain in effect until the earlier of (a) the date the Plan is terminated under Section 17.2 or (b) the 10th anniversary of the date the Board adopted the Plan. The Plan shall serve as the successor to the Predecessor Plan, and no further option grants shall be made under the Predecessor Plan after the Plan effective date. All options outstanding under the Predecessor Plan as of such date shall, immediately upon effectiveness of the Plan, remain outstanding in accordance with their terms. Each outstanding option under the Predecessor Plan shall continue to be governed solely by the terms of the documents evidencing such option, and no provision of the Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock.
          (b) Amendment or Termination. The Board may, at any time and for any reason, amend or terminate the Plan. No Awards shall be granted under the Plan after the termination thereof. The termination of the Plan, or any amendment thereof, shall not affect any Award previously granted under the Plan.
          (c) Stockholder Approval. An amendment of the Plan shall be subject to the approval of the Company’s stockholders only to the extent required by applicable laws, regulations or rules, including the listing requirements of the primary securities exchange or over-the-counter market where the Common Shares are listed for trading. However, an amendment to the last sentence of Sections 5.5 and 8.6 is subject to approval of the Company’s stockholders and section 162(m) of the Code may require that the Company’s stockholders approve the performance criteria set forth in Appendix A not later than the first meeting of stockholders that occurs in the fifth year following the year in which the Company’s stockholders previously approved such criteria. The Company’s stockholders most recently approved the performance criteria set forth in Appendix A at the 2010 Annual Meeting of Stockholders.
     18. DEFINITIONS.
          (i) “Affiliate” means any entity other than a Subsidiary, if the Company and/or one or more Subsidiaries own not less than 50% of such entity.
          (ii) “Award” means any award of an Option, an SAR, a Restricted Share or a Stock Unit under the Plan.
          (iii) “Board” means the Company’s Board of Directors, as constituted from time to time.
          (iv) “Change in Control” means:
               a) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (i) the continuing or surviving entity and (ii) any direct or indirect parent corporation of such continuing or surviving entity;
               b) The sale, transfer or other disposition of all or substantially all of the Company’s assets;
               c) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either:

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                    (1) Had been directors of the Company on the date 24 months prior to the date of such change in the composition of the Board (the “Original Directors”); or
                    (2) Were appointed to the Board, or nominated for election to the Board, with the affirmative votes of at least a majority of the aggregate of (A) the Original Directors who were in office at the time of their appointment or nomination and (B) the directors whose appointment or nomination was previously approved in a manner consistent with this Paragraph (ii); or
               d) Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Subsection (d), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of the Exchange Act but shall exclude (i) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Parent or Subsidiary and (ii) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
          (v) “Code” means the Internal Revenue Code of 1986, as amended.
          (vi) “Committee” means a committee of the Board, as described in Article 2.
          (vii) “Common Share” means one share of the common stock of the Company.
          (viii) “Company” means Synchronoss Technologies, Inc., a Delaware corporation.
          (ix) “Consultant” means a consultant or adviser who provides bona fide services to the Company, a Parent, a Subsidiary or an Affiliate as an independent contractor.
          (x) “Employee” means a common law employee of the Company, a Parent, a Subsidiary or an Affiliate.
          (xi) “Exchange Act” means the Securities Exchange Act of 1934, as amended.
          (xii) “Exercise Price,” in the case of an Option, means the amount for which one Common Share may be purchased upon exercise of such Option, as specified in the applicable Stock Option Agreement. “Exercise Price,” in the case of an SAR, means an amount, as specified in the applicable SAR Agreement, which is subtracted from the Fair Market Value of one Common Share in determining the amount payable upon exercise of such SAR.
          (xiii) “Fair Market Value” means the market price of one Common Share, determined by the Committee in good faith on such basis as it deems appropriate. Whenever possible, the determination of Fair Market Value by the Committee shall be based on the prices reported in The Wall Street Journal. Such determination shall be conclusive and binding on all persons.
          (xiv) “IPO” means the initial public offering of the Company’s Common Shares.
          (xv) “ISO” means an incentive stock option described in section 422(b) of the Code.
          (xvi) “NSO” means a stock option not described in sections 422 or 423 of the Code.
          (xvii) “Option” means an ISO or NSO granted under the Plan and entitling the holder to purchase Common Shares.

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          (xviii) “Optionee” means an individual or estate who holds an Option or SAR.
          (xix) “Outside Director” means a member of the Board who is not an Employee.
          (xx) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.
          (xxi) “Participant” means an individual or estate who holds an Award.
          (xxii) “Plan” means this Synchronoss Technologies, Inc. 2006 Equity Incentive Plan, as amended from time to time.
          (xxiii) “Predecessor Plan” means the Company’s existing 2000 Stock Plan.
          (xxiv) “Restricted Share” means a Common Share awarded under the Plan.
          (xxv) “Restricted Stock Agreement” means the agreement between the Company and the recipient of a Restricted Share that contains the terms, conditions and restrictions pertaining to such Restricted Share.
          (xxvi) “SAR” means a stock appreciation right granted under the Plan.
          (xxvii) “SAR Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her SAR.
          (xxviii) “Service” means service as an Employee, Outside Director or Consultant.
          (xxix) “Stock Option Agreement” means the agreement between the Company and an Optionee that contains the terms, conditions and restrictions pertaining to his or her Option.
          (xxx) “Stock Unit” means a bookkeeping entry representing the equivalent of one Common Share, as awarded under the Plan.
          (xxxi) “Stock Unit Agreement” means the agreement between the Company and the recipient of a Stock Unit that contains the terms, conditions and restrictions pertaining to such Stock Unit.
          (xxxii) “Subsidiary” means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Subsidiary on a date after the adoption of the Plan shall be considered a Subsidiary commencing as of such date.

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Appendix A
Performance Criteria for Restricted Shares
The performance goals that may be used by the Committee for awards of Restricted Shares shall consist of: operating profits (including EBITDA), net profits, earnings per share, profit returns and margins, revenues, shareholder return and/or value, stock price and working capital. Performance goals may be measured solely on a corporate, subsidiary or business unit basis, or a combination thereof. Further, performance criteria may reflect absolute entity performance or a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria. Profit, earnings and revenues used for any performance goal measurement shall exclude: gains or losses on operating asset sales or dispositions; asset write-downs; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30 and/or in management’s discussion and analysis of financial performance appearing in the Company’s annual report to shareholders for the applicable year.

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ANNUAL MEETING OF STOCKHOLDERS OF
SYNCHRONOSS TECHNOLOGIES, INC.
May 10, 2011

PROXY VOTING INSTRUCTIONS
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.
Vote online/phone until 11:59 PM EST the day before the meeting.
MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.
IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement, annual report and proxy card are available at http://phx.corporate-ir.net/phoenix.zhtml?c=197199&p=proxy
â  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.   â

■	10030303040000000000 3	051011

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEE, A VOTE FOR PROPOSALS 2, 3 AND 4
AND FOR 1 YEAR WITH RESPECT TO PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect the following nominee of the Board of Directors to serve until the end of his term or until his successor has been duly elected and qualified:					FOR	AGAINST	ABSTAIN
				2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.	☐	☐	☐
NOMINEE:
☐	FOR THE NOMINEE	Thomas J. Hopkins				FOR	AGAINST	ABSTAIN
				3.	To amend the Company’s 2006 Equity Incentive Plan.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR THE NOMINEE
						FOR	AGAINST	ABSTAIN
				4.	To approve on a non-binding advisory basis the compensation of the Company’s named executive officers.	☐	☐	☐

					1 year	2 years	3 years	ABSTAIN
				5.	To hold a non-binding advisory vote regarding the frequency of voting on the compensation of the Company’s named executive officers. ☐	☐	☐	☐

In his discretion, the proxy holder is authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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SYNCHRONOSS TECHNOLOGIES, INC.
This Proxy is solicited on behalf of the Board of Directors
for the Annual Meeting of Stockholders to be held on May 10, 2011
          The undersigned appoints Ronald J. Prague and Lawrence R. Irving, or either of them, proxies for the undersigned, to attend the Annual Meeting of Stockholders of Synchronoss Technologies, Inc. (the “Company”), to be held on May 10, 2011 at 10:00 a.m., Eastern Time, at the Offices of Synchronoss Technologies, Inc., 750 Route 202 South, Suite 600, Bridgewater, NJ 08807, and at any adjournments or postponements of the Annual Meeting, and hereby authorizes such persons to represent and to vote as specified in this Proxy all the Common Stock of the Company that the undersigned would be entitled to vote if personally present.
This Proxy, when properly executed, will be voted in accordance with your indicated directions. If no direction is made, the proxy holder will have the authority to vote FOR the election of the Director nominee, FOR the independent public accountant, FOR the amendment to the Company’s 2006 Equity Incentive Plan, FOR the advisory vote on executive compensation and FOR 1 year with respect to the frequency of the advisory vote.
(Continued and to be signed on the reverse side)

■	14475 ■

ANNUAL MEETING OF STOCKHOLDERS OF
SYNCHRONOSS TECHNOLOGIES, INC.
May 10, 2011
NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, annual report and proxy card are available at http://phx.corporate-ir.net/phoenix.zhtml?c=197199&p=proxy
Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.
â   Please detach along perforated line and mail in the envelope provided.   â

■	10030303040000000000 3	051011

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE DIRECTOR NOMINEE, A VOTE FOR PROPOSALS 2, 3 AND 4
AND FOR 1 YEAR WITH RESPECT TO PROPOSAL 5.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect the following nominee of the Board of Directors to serve until the end of his term or until his successor has been duly elected and qualified:					FOR	AGAINST	ABSTAIN
				2.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.	☐	☐	☐
NOMINEE:
☐	FOR THE NOMINEE	Thomas J. Hopkins				FOR	AGAINST	ABSTAIN
				3.	To amend the Company’s 2006 Equity Incentive Plan.	☐	☐	☐
☐	WITHHOLD AUTHORITY FOR THE NOMINEE
						FOR	AGAINST	ABSTAIN
				4.	To approve on a non-binding advisory basis the compensation of the Company’s named executive officers.	☐	☐	☐

					1 year	2 years	3 years	ABSTAIN
				5.	To hold a non-binding advisory vote regarding the frequency of voting on the compensation of the Company’s named executive officers. ☐	☐	☐	☐

In his discretion, the proxy holder is authorized to vote upon such other business as may properly come before the Annual Meeting.

The undersigned acknowledges receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.
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